Posting Supplement No. 241 dated June 10, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 61399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
61399	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 61399. Member loan 61399 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	12.42%
Length of employment:	n/a	Location:	Bayside, NY

Home town:
Current & past employers:
Education:	SUNY Binghamton

This borrower member posted the following loan description, which has not been verified:

My sister is getting married, I'd love to help her get started!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371364	$21,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371364. Member loan 371364 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,300 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	4.53%
Length of employment:	15 years	Location:	Stockton, CA

Home town:
Current & past employers:	US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

I want to consolidate all my debt and get rid of all my debt that is on variable rates credit card, etc.... I have a very good credit history. I just refinanced my home at the historica low rates which has provided me with significant extra capital to pay down my debt faster. This consolidation will make that process even quicker.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372817	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372817. Member loan 372817 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,333 / month
Current employer:	Jones Walker	Debt-to-income ratio:	22.37%
Length of employment:	1 year 6 months	Location:	New Orleans, LA

Home town:	Amityville
Current & past employers:	Jones Walker
Education:	Tulane University of Louisiana

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. In total I am consolidating 3 credit cards. I prefer to make one monthly payment and avoid the higher interest charges. I have invested money with Lending Club and it's a great service. As a lender as well I can assure you that timely payments will be a priority without question. I am an attorney with a stable job so I will be consistent in making monthly payments. I hope you will consider helping. Feel free to contact me with any questions.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,386.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388347	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388347. Member loan 388347 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,042 / month
Current employer:	Guardian Realty Mgnt	Debt-to-income ratio:	10.27%
Length of employment:	3 years	Location:	Germantown, MD

Home town:	Washington
Current & past employers:	Guardian Realty Mgnt, BAE Systems
Education:	Montgomery College

This borrower member posted the following loan description, which has not been verified:

Promised daughter I would take her on a Disneycruise. I had funding for the trip but evaporated with the down turn of the stock market and companies I invested with in their stock. Please help me keep a promise to my daughter for this trip I booked over two years ago before the market crashed.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,706.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398255	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398255. Member loan 398255 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Edgar Kelly Rugs	Debt-to-income ratio:	5.08%
Length of employment:	2 years	Location:	buda, TX

Home town:	Prescott
Current & past employers:	Edgar Kelly Rugs, Calvary Chapel of Prescott
Education:	Calvary Chapel Bible College

This borrower member posted the following loan description, which has not been verified:

I own a high end rug business in Austin Tx. We have a great business catering to both the Austin and San Antonio area. We have a great reputation in the design community. We need some extra money for new inventory...we're always trying to stay ahead of the trends. We've Never missed a payment!

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,921.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401406	$4,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401406. Member loan 401406 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Labcorp of America	Debt-to-income ratio:	18.37%
Length of employment:	9 years 2 months	Location:	HOUSTON, TX

Home town:	HOUSTON
Current & past employers:	Labcorp of America, Chase Bank of Texas
Education:	HCCS

This borrower member posted the following loan description, which has not been verified:

To lower my credit card intrest rate, so I can exclude all of my bills into one monthyly payment.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,215.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401572	$20,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401572. Member loan 401572 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,531 / month
Current employer:	Union for Reform Judaism	Debt-to-income ratio:	10.19%
Length of employment:	2 years 10 months	Location:	Brooklyn, NY

Home town:	Burlingame
Current & past employers:	Union for Reform Judaism
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

This is to consolidate all credit debt. I have a great credit score. I am chosing to consolidate my credit balances to make my monthly payment more managable and to bring down my debt faster. I do not want to take any negative actions toward my credit.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,167.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403004	$9,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403004. Member loan 403004 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,048 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	13.99%
Length of employment:	9 years 7 months	Location:	Endicott, NY

Home town:	Endicott
Current & past employers:	Lockheed Martin Corp.
Education:	Binghamton University

This borrower member posted the following loan description, which has not been verified:

I am in deseparate need of repair of my roof and gutters on an old EJ home I purchased 3 years ago. I have an excellent job, 10 years at Lockheed Martin. I have been making improvements to the home since I moved in, building the equity back up, yet unfortunately it has absorbed quite a bit of my cash flow. To date I have put in new electric service, a new furnace with A/C, a new concrete patio, a new driveway, new kitchen, and updated my bathroom. I would like to be able to continue to build the equity. Thank you for your consideration of helping to fund my loan.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	30
Revolving Credit Balance:	$19,358.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405243	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405243. Member loan 405243 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Pemboke Real Estate	Debt-to-income ratio:	23.62%
Length of employment:	1 year 8 months	Location:	Brighton, MA

Home town:
Current & past employers:	Pemboke Real Estate
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate all of my debt into one monthly payment. I paid my own way through undergraduate and graduate school and unfortunately accumulated a significant amount of debt in the process. I'd like to pay off the debt within 2-3 years. I have a never missed a payment on any of my outstanding debt and always pay more than the minimum due. I hope that by consolidating my debt I'll be able to reduce my interest rate and pay the debt off much faster.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,738.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405313	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405313. Member loan 405313 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	chula vista elementary school district	Debt-to-income ratio:	4.44%
Length of employment:	5 years 10 months	Location:	Chula Vista, CA

Home town:
Current & past employers:	chula vista elementary school district, GNC
Education:	National Academy of Fitness and Sports Nutrition

This borrower member posted the following loan description, which has not been verified:

The purpose for the loan is to purchase additional inventory for my Retail Sports Nutrition Store. Inventory to purchase Sports Wear for men & women. Before starting my own business, I worked for GNC for 8 years. Store Location: Is next to the Family Gym which is the target markets for gym members. Also I benefits from its location located in the busy street and strip mall. If I am approved for this loan it will help me take my business to the next level. I don't have any other business loan because I use my personal funding for start up cost. I am very Passionate about my business. I have enough space (1,756 square feet) to add more inventory.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,458.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405559	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405559. Member loan 405559 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	federal mogul	Debt-to-income ratio:	4.41%
Length of employment:	5 years 2 months	Location:	STANTON, MI

Home town:	trufant
Current & past employers:	federal mogul, consumers energy
Education:	Ferris State University, Montcalm Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I have a need for monies for a short time period to help with some family health issues. My credit is good and I am a responsible person. If things go as planned this loan will not go full term. I can afford the extra payment if it does go full term. I am an Electrical Engineer and a Licensed Master Electrician with an income of $65,000.00 per year. Regards, Jerry Garbow

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,878.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406210	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406210. Member loan 406210 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	SMK Tri-Cities	Debt-to-income ratio:	4.80%
Length of employment:	1 year 10 months	Location:	Kennewick, WA

Home town:
Current & past employers:	SMK Tri-Cities
Education:	Central Washington University, Yakima Valley Community College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to help purchase a $50,000 home that with a little money and a lot of work will be worth over $90,000. The rest of the money to purchase this home will come from my home equity line of credit and savings. My husband and I have great credit and have a great deal of experience fixing up property. Our current home was purchased for 52,000 and is now worth over 85,000. We plan on fixing up this home and living there since it is much larger than our current home. We tried to get financing for this property however due to the repairs needed for the property the bank declined our loan. Please help us get this house!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,531.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407515	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407515. Member loan 407515 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Summit County Labor Relations	Debt-to-income ratio:	11.88%
Length of employment:	20 years 11 months	Location:	Akron, OH

Home town:	Akron
Current & past employers:	Summit County Labor Relations
Education:

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan to assist my disabled Veteran daughter cover the cost of going to college. I have an impecible credit report and she does not. Because my daughter is 34 years old I am unable to apply for this loan thru normal federal student loans.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1969	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	10
Revolving Credit Balance:	$176.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408248	$11,300	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408248. Member loan 408248 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,706 / month
Current employer:	LifeNet Inc.	Debt-to-income ratio:	22.29%
Length of employment:	5 years 11 months	Location:	Royal, AR

Home town:	Little Rock
Current & past employers:	LifeNet Inc.
Education:	Hendrix College, National Park Community College, University of Arkansas for Medical Sciences

This borrower member posted the following loan description, which has not been verified:

I am a 27 year old paramedic in good health and working for a strong, growing company. I also work part-time as a firefighter. I am single, childless and have no financial responsibility other than for myself. I have, however, been assisting my family with some health expenses of late. Unfortunately, this resulted in my taking on some rather unsavory credit card debt. I can afford the debt, but now I am resolved to pay it off. My goal with full funding is to pay off my credit card and have enough left over for a down payment towards buying a home. I qualify for the $8000 tax credit and would use that money to pay my car note. Result: debt-free homeowner in 3-4 years!

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,672.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408322	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408322. Member loan 408322 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	airgas merchant gases	Debt-to-income ratio:	18.89%
Length of employment:	2 years	Location:	CLEVELAND, OH

Home town:	washington ch
Current & past employers:	airgas merchant gases, Airborne Express, ABX Air
Education:	Frankin University, MBA

This borrower member posted the following loan description, which has not been verified:

Water proof basement and consolidate a credit line that has increased interest twice in the last four months.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	48
Revolving Credit Balance:	$17,710.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408453	$5,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408453. Member loan 408453 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	18.49%
Length of employment:	5 years 9 months	Location:	Bentonville, AR

Home town:	Pea Ridge
Current & past employers:	Wal-Mart Stores
Education:	NorthWest Arkansas Community College

This borrower member posted the following loan description, which has not been verified:

My fiance and I were discussing our future budget and decided it would be best if we consolidate our high interest credit card debt.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$620.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408782	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408782. Member loan 408782 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	JC Penney Corp	Debt-to-income ratio:	12.67%
Length of employment:	1 year	Location:	Citrus Heights, CA

Home town:	Sacramento
Current & past employers:	JC Penney Corp, McGraw-Hill
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Hello everyone, This is my first time using Lending Club. I am currently preparing for my wedding which will be in late August. The majority of the expenses are being covered by family -I am looking to obtain a loan for 15k to cover a portion of the wedding as well as consolidate debt already accrued from expenses. In regards to my own background, I have a stable job and have not ever had any late payments or delinquencies on my credit. I make all my payments on time and will continue to do so if provided with this loan. Furthermore, I am also living with and taking care of my parents in their home which is paid off so I do not have a mortgage payment to make. Following our wedding, my fiance and I plan to remain at my parents' home for at least 6-9 months while we save up money to look into buying our own home. This is my financial history: I have two credit cards currently carrying balances of approximately 4300 and 1500 with interest rates of 18% and 13%. Much of this debt has been accrued from wedding expenses (i.e. invitations, bills for catering, etc.). I have been making monthly payments of at least $400 on the higher balance card while I have been paying about $60-80 on the lower balance card. My goal with this loan would be to consolidate my debt into one monthly, low interest payment. Overall, I am good candidate for this loan because I make all my payments, I understand the importance of good credit (looking for a home so I know what big difference minor fluctuations in the credit score can entail). Thank you for your time and God bless.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,371.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408921	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408921. Member loan 408921 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,440 / month
Current employer:	Marquee Recovery LLC	Debt-to-income ratio:	22.14%
Length of employment:	2 months	Location:	AURORA, CO

Home town:	Aurora
Current & past employers:	Marquee Recovery LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I'm wanting to cossolidate a couple of my bills

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,975.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408958	$1,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408958. Member loan 408958 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	n/a	Debt-to-income ratio:	16.87%
Length of employment:	11 months	Location:	Baltimore, MD

Home town:	Baltimore
Current & past employers:	Capgemini
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Hi - I'm currently in a lease that doesn't expire until 7/31/2009 and I plan on moving in with a friend on 7/1/2009. I need a loan to cover my last month's rent at my old apartment. I didn't plan for this financially because I thought my lease would be over on 7/5, which is 12 months since my move-in date. I have been told that this is not the case and that I'm obliged for the month of July rent-wise.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	59
Revolving Credit Balance:	$962.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408969	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408969. Member loan 408969 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Signature Investments	Debt-to-income ratio:	7.47%
Length of employment:	2 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Signature Investments, MS state university
Education:	Grambling State University

This borrower member posted the following loan description, which has not been verified:

I am a very principled man who will like to take my woman to the alter as promised. I just need supplemental cash to help finance my wedding. I am short by $5000 and will therefore like to take a loan for which I am certain to make monthly payments very comfortably.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,022.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409049	$10,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409049. Member loan 409049 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,000 / month
Current employer:	USG	Debt-to-income ratio:	11.67%
Length of employment:	5 years 2 months	Location:	Rocky Face, GA

Home town:
Current & past employers:	USG, USMC
Education:	NCSU

This borrower member posted the following loan description, which has not been verified:

My HVAC unit just faced an unexpected need of replacement. With summer coming on, it was a must do. While being able to swing the majority of the cost, I had to place some of the burden on credit cards. I am applying for this loan in order to pay down the balance on those cards, and to put a cushion back in the savings acct. All three of my bureau reports are spotless.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,198.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 409062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409062	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409062. Member loan 409062 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	JWT	Debt-to-income ratio:	9.45%
Length of employment:	2 years	Location:	BRONXVILLE, NY

Home town:	Brooklyn
Current & past employers:	JWT, Gotham Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Loan purpose is to consolidate several debts and ease the burden of various monthly payments and interest rates.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	20
Revolving Credit Balance:	$32,239.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409088	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409088. Member loan 409088 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Techsolutions Corp	Debt-to-income ratio:	4.85%
Length of employment:	6 years	Location:	Burke, VA

Home town:	Niles
Current & past employers:	Techsolutions Corp, Alaska National Bank, Northwestern National Insurance, Unisys Corp.
Education:	The Wharton School of the University of PA, Ball State University

This borrower member posted the following loan description, which has not been verified:

Cash Flow for new hires and business growth

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276,570.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409145	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409145. Member loan 409145 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Ria Financial	Debt-to-income ratio:	3.58%
Length of employment:	9 years	Location:	Vancouver, WA

Home town:
Current & past employers:	Ria Financial
Education:

This borrower member posted the following loan description, which has not been verified:

My business has had a very raid growth and I do not have more space to attend my customers. I would like to expand my location by renting the next business space and make some constructions upgrades to both locations.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,320.00	Public Records On File:	1
Revolving Line Utilization:	71.20%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409200	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409200. Member loan 409200 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,215 / month
Current employer:	Lucky 7 Capital Investments, inc.	Debt-to-income ratio:	1.34%
Length of employment:	4 years 9 months	Location:	Ocoee, FL

Home town:
Current & past employers:	Lucky 7 Capital Investments, inc., Bank of America Corp.
Education:	Yale School of Management

This borrower member posted the following loan description, which has not been verified:

The same company that gave me a quote for the remodel of my kitchen and master bath in January of 2008 for $32,000.00 has reduced the quote to $24,750.00. I have been holding off due to economic conditions, but, with such a large equity possition in my house, I have deciced to go ahead with my dream kitchen and master bath. Thanks, Barbara

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,789.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409231	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409231. Member loan 409231 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	fk bearings	Debt-to-income ratio:	22.28%
Length of employment:	20 years	Location:	SOUTHINGTON, CT

Home town:	southington
Current & past employers:	fk bearings, caval tool
Education:

This borrower member posted the following loan description, which has not been verified:

not sure what to write here.....

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,205.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 409527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409527	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409527. Member loan 409527 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Alta Bates Medical Center	Debt-to-income ratio:	17.26%
Length of employment:	3 years 10 months	Location:	Oakland, CA

Home town:	Lancaster
Current & past employers:	Alta Bates Medical Center, Kaiser Permanente, BC Laboratories, Kern Medical Center
Education:	Mills College, Bakersfield College

This borrower member posted the following loan description, which has not been verified:

I am a responsible Registered Nurse who is a mother of a child with special learning and emotional needs. Ever since she started attending her current private school that caters to children such as herself, she has grown in every way possible. She suffers from severe anxiety disorder, social phobia, and has an expressive speech disorder. Public schools are just too large for her; it is crucial that she attend a small school with special accommodations. Private school however has cost a small fortune, and we have had to finance it. I work very hard, and I am proud of what I do. I wasn't always responsible with my finances. I have a past bankruptcy discharged in 2001. Since then however, I learned quickly from my mistakes, and my credit has not only been repaired, but is good. I earn about 7400 monthly gross salary and an additional 200/month from child support. Of course, I have bills to pay, the breakdown looks like this: Monthly net income: $ 5500 Monthly expenses: $ Mortgage/HOA: $ 2343 Insurance (home/auto): $ 200 Car expenses (including gas/toll): $ 600 Utilities/phone/internet: $ 200 Food (raising a teenage daughter) : $ 400 Clothing, household expenses $ 60 Credit cards and other loans: $ 750 TOTAL : $ 4363 I have a nice cushion available to pay off my debt, and a "student" loan will of course be integrated into the already existing expenses. My main goal at this point is to get my daughter through high school so she has a better chance in life. Hopefully you can take my case into consideration. Thanks -M

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,435.00	Public Records On File:	1
Revolving Line Utilization:	23.00%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409611	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409611. Member loan 409611 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,221 / month
Current employer:	CAREFISRT	Debt-to-income ratio:	3.93%
Length of employment:	5 years 11 months	Location:	WASHINGTON, DC

Home town:	WASHINGTON
Current & past employers:	CAREFISRT
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to pay off my existing credit card debt at a more affordable rate. I have always maintained an excellent credit rating and I'm sure that you can see from my credit history that I'm responsible with my credit.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,873.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409648	$7,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409648. Member loan 409648 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Ethan Allen	Debt-to-income ratio:	18.76%
Length of employment:	3 years 4 months	Location:	Atlanta, GA

Home town:	Cumming
Current & past employers:	Ethan Allen
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

We are looking for working capital for our 2+yr old business. Banks have really tightened up, especially when it comes to a young couple trying to get ahead. We own a sucessful millwork company, providing cabinets and countertops to Medical Facilities and Doctor's offices. This seems to be a great market, fairly insulated from the economy's troubles. We work with our manufacturing partners, as a project managment company, holding the contracts. Cash flow is a major piece of our business, as we often must pay our suppliers before we are funded for our work. A great year of growth, and some slower paying customers have put us in somewhat of a tight spot. This loan will help us to operate smoothly, and support some further growth. We appreciate all of your help!

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$17,261.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409658	$3,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409658. Member loan 409658 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	R and D Systems Inc.	Debt-to-income ratio:	1.24%
Length of employment:	8 years 11 months	Location:	SOMERSET, WI

Home town:	Shell Lake
Current & past employers:	R and D Systems Inc., Hosokawa Bepex Corp.
Education:	University of Wisconsin-Eau Claire

This borrower member posted the following loan description, which has not been verified:

Debt consolidation.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,919.00	Public Records On File:	1
Revolving Line Utilization:	19.80%	Months Since Last Record:	42
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409745	$16,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409745. Member loan 409745 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,733 / month
Current employer:	American Sporex Inc.	Debt-to-income ratio:	16.13%
Length of employment:	5 years 6 months	Location:	Cypress, CA

Home town:	Yokohama
Current & past employers:	American Sporex Inc.
Education:	Yokohama National University

This borrower member posted the following loan description, which has not been verified:

I have 2 business credit cards; Advanta, and American Express. The APT on my personal credit cards went down under 10% on every cards(exept Blooming dale Visa Card), but the APR on my business credit cards went up so high as much as 19.99%. I just want to pay them off (it's about $13,000), and my Bloomingdale cards ($3,000) so that I save money on my APR. I was going to get a personal loan with Bank of America, however they do not offer personal loan products anymore. I heard Lending Club from my regular customer and the Lending Club offers loan product with low APR and fast funding from good investors. I hope I can also get help from Lending Club like my customer did. Thank you for reading my listing. Have a good day everyone.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,780.00	Public Records On File:	1
Revolving Line Utilization:	70.30%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409769	$7,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409769. Member loan 409769 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,034 / month
Current employer:	New York City Department of Education	Debt-to-income ratio:	13.43%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:	Athens
Current & past employers:	New York City Department of Education
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

Motorcycle purchase. I have additional income in my wife's salary, but didn't include it in the loan application because I didn't want her to be a co-borrower.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,343.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409963	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409963. Member loan 409963 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Paul, Hastings, Janovsky & Walker	Debt-to-income ratio:	10.78%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Hollywood
Current & past employers:	Paul, Hastings, Janovsky & Walker, Georgetown University Law School
Education:	University of California-Los Angeles (UCLA), Georgetown University Law School, Georgetown Public Policy Institute

This borrower member posted the following loan description, which has not been verified:

This is a loan to purchase a used motorcycle so I can commute around Los Angeles while working as an attorney for the prestigous law firm Paul, Hastings, Janovsky & Walker.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,083.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410010	$2,100	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410010. Member loan 410010 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	BioLegend, Inc.	Debt-to-income ratio:	0.39%
Length of employment:	6 months	Location:	San Diego, CA

Home town:	Mission Hills
Current & past employers:	BioLegend, Inc., FFA Sciences, The Scripps Research Institute, University of California- San Francisco Department of Anaesthesiology
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I am a responsible professional who will pay the loan back in a timely manner. I make all my payments on time and have a very low debt to income ratio.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	36
Revolving Credit Balance:	$569.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410080	$6,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410080. Member loan 410080 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,293 / month
Current employer:	Toyota Financial Svcs	Debt-to-income ratio:	8.47%
Length of employment:	1 year	Location:	Baltimore, MD

Home town:	Silver Spring
Current & past employers:	Toyota Financial Svcs, spicer & associates
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I need a motorcycle loan.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,763.00	Public Records On File:	1
Revolving Line Utilization:	33.20%	Months Since Last Record:	67
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410093	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410093. Member loan 410093 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Sentara Obici Hospital	Debt-to-income ratio:	21.85%
Length of employment:	8 years	Location:	Windsor, VA

Home town:	Norwalk
Current & past employers:	Sentara Obici Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter finish with Nursing school so she can get on her feet the right way. I always pay my bills on time and most of the time I pay my bills off as soon as I get them. I am just a father that wants to be able to help my child in ways that I was unable to help her growing up. Thank you for your support. I really want to help her out the best I can

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,806.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410208	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410208. Member loan 410208 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	9.00%
Length of employment:	4 months	Location:	North Richland Hills, TX

Home town:	Dallas
Current & past employers:	JPMorgan Chase & Co.
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I am going on a soccer trial in the middle of July to play for two weeks in front of soccer scouts, coaches, and agents in Newcastle, England. I need this money for a plane ticket, lodging for the two weeks, food, and the trial itself.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,142.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410236	$18,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410236. Member loan 410236 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Home Decorators Collection	Debt-to-income ratio:	21.67%
Length of employment:	6 years 2 months	Location:	Saint Charles, MO

Home town:	Saint Louis
Current & past employers:	Home Decorators Collection
Education:	Quincy University

This borrower member posted the following loan description, which has not been verified:

Would like to have money to consolidate my credit card debt and have some money for a down payment in order to buy a house by the end of November in order to qualify for that $8000 housing credit. I could probably have my cards paid off by November but then have no money left for a down payment. Would also like the convenience of only having to pay one place. Thanks for taking a look.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,983.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410277	$11,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410277. Member loan 410277 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Gonzaga University	Debt-to-income ratio:	5.50%
Length of employment:	15 years	Location:	Spokane, WA

Home town:	Spokane
Current & past employers:	Gonzaga University
Education:	Eastern Washington University & Gonzaga University

This borrower member posted the following loan description, which has not been verified:

Even though I have good credit and can easily pay this loan, banks don't seem to want to grant loans for used boats. I have a great job working for a private university. Private universities seem to be recession proof. Public schools are cutting budgets and raising tuition narrowing the cost gap between a public and private education. For this reason, my job is secure. I have recently been promoted into a position where my salary nearly doubled. My expenses are low but, although I've built up a significant 403b account, I have not built up savings enough the buy this boat outright. Payments on a loan if this size will be easy for me. The boat is fairly new but needs some cosmetic work. I know wooden boats fairly well (I own a little yawl which has climbed in value after my sanding a varnish treatment). I think it is very likely that I can increase the value of the boat I'd like to purchase (and have something a little safer off shore).

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$14,903.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410337	$19,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410337. Member loan 410337 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	General Dynamics	Debt-to-income ratio:	11.80%
Length of employment:	5 years 1 month	Location:	HARKER HEIGHTS, TX

Home town:	Conway
Current & past employers:	General Dynamics, US Army
Education:	University of Central Arkansas, St. Mary's University, San Antonio, Defense Language Institute

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate our debts. We are both military contractors with very stable jobs. We would like a loan to consolidate our four debts in order to make us debt-free (other than the mortgage) in three years. We have accrued these debts through graduate school expenses, moving expenses and debts from previous marriages (tile flooring for husband's former home--a floor we can't even walk on!!). We are looking to consolidate the bills, knock them out in three years and start a new financial future. We own our home, have a paid-off vehicle and we certainly are not living 'la vida loca'. We are not financially strapped monthly; we are just looking for a way to pay off our debts more efficiently with a lower interest rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,844.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410375	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410375. Member loan 410375 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,608 / month
Current employer:	US Department of Defense	Debt-to-income ratio:	14.13%
Length of employment:	7 years 5 months	Location:	Richmond, VA

Home town:	Orange
Current & past employers:	US Department of Defense, Carpenter Co. (1992 - 1997)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

Min Amount of Loan: $10,000 Up to a maximum of: $16,000 Loan to be utilized for debt consolidate (approx. $12,000), and Orthondontic/Dentistry debt (approx. $4,000) Debt to income ratio is fairly good, as is yearly income of $91K with the Federal Government affording stability with income flow.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,815.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410451	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410451. Member loan 410451 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	Dept Homeland Security	Debt-to-income ratio:	14.76%
Length of employment:	13 years 1 month	Location:	Vail, AZ

Home town:	Philadelphia
Current & past employers:	Dept Homeland Security
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I work for the government and have a secure job. I am trying to consolidate my revolving credit and am having trouble making other payments because of high interest rates. I am more than willing to cooperate and need help. Thank you!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$23,738.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410518	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410518. Member loan 410518 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Suny Downstate Medical Center	Debt-to-income ratio:	23.52%
Length of employment:	4 years	Location:	Merrick, NY

Home town:	Queens
Current & past employers:	Suny Downstate Medical Center, Conrad Fischer
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

would like to pay off my credit card debt and pay one montly fee toward a loan. I am a resident physician and am reliable for timely payments

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	35
Revolving Credit Balance:	$18,373.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410558	$11,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410558. Member loan 410558 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,937 / month
Current employer:	State Attorney's Office	Debt-to-income ratio:	23.70%
Length of employment:	8 years 8 months	Location:	TITUSVILLE, FL

Home town:	Akron
Current & past employers:	State Attorney's Office
Education:	Florida Metropolitan University at North Orlando, Valencia Community College

This borrower member posted the following loan description, which has not been verified:

Consolidate credit cards into one payment and lower interest

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,050.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410564	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410564. Member loan 410564 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,690 / month
Current employer:	Southern regional medical center	Debt-to-income ratio:	8.64%
Length of employment:	5 years 5 months	Location:	RIVERDALE, GA

Home town:	Hartwell
Current & past employers:	Southern regional medical center, Ramada Inn Convention Center
Education:	State University of West Georgia

This borrower member posted the following loan description, which has not been verified:

Used to improve home

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,332.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410614	$5,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410614. Member loan 410614 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	perimeter sheet metal	Debt-to-income ratio:	6.46%
Length of employment:	6 years 2 months	Location:	luthersville, GA

Home town:
Current & past employers:	perimeter sheet metal
Education:

This borrower member posted the following loan description, which has not been verified:

Just want to see you you can do for me

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,245.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410632	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410632. Member loan 410632 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Banner Electric	Debt-to-income ratio:	0.32%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:	Monastir
Current & past employers:	Banner Electric, Athens Electric
Education:	Maghrebin Institute of Cinema

This borrower member posted the following loan description, which has not been verified:

I would like to buy a piece of land in Tunisia, the country I am from. I am financailly stable. I have been working as an electrician for the past four years in this company. I have good credit. I have no outstanding debt whatsoever. My rent is only $700 per month. I do not have to make a car payment either. I have money saved in the bank as well. I am not a liability to the bank. I will not have a problem paying this loan off.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410670	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410670. Member loan 410670 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Progressive Incorporated	Debt-to-income ratio:	20.06%
Length of employment:	2 years 6 months	Location:	Fort Worth, TX

Home town:	Fort Worth
Current & past employers:	Progressive Incorporated, Natcom, Inc, RHI Management Resources
Education:	Indiana Univeristy, The University of Dallas

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my current credit card debit in conjunction with refinancing my home. The refinancing of my home is in progress. I have owned my home for the past 12 years. Basically, I would like to simplify the repayment of all my debt. I have always repaid my debt on time and my credit records with FICO scores are good to excellent. I am employed full-time as a Controller in the aeronautics industry and have been with my current company for 3 years. I also teach accounting as an adjunct instructor at a local community college.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,404.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410714	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410714. Member loan 410714 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	KAYE-SMITH	Debt-to-income ratio:	3.66%
Length of employment:	8 years	Location:	Federal Way, WA

Home town:	Van Nuys
Current & past employers:	KAYE-SMITH, Premera Blue Cross
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off Credit Cards and stop using them so I have one payment. After an 11 year living situation I had to move out and set-up my own house from scratch and it has cost me more than I thought.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,220.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410765	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410765. Member loan 410765 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	American Eagle Dist. Co.	Debt-to-income ratio:	12.55%
Length of employment:	4 years 7 months	Location:	GREELEY, CO

Home town:	Fairfax
Current & past employers:	American Eagle Dist. Co., The Egg and I
Education:	Colorado State University, University of Northern Colorado

This borrower member posted the following loan description, which has not been verified:

My wife and I have numerous credit cards with varying intrest rates. We would like to be able be debt free in the next 5 years. We would like get a loan to pay off those credit cards so we are paying down 1 debt at a reasonable rate instead of paying multiple accounts every month. We bought a townhome 2 years ago. I have been at my job as a supervisor at a local distributor for 4 1/2 years and I also have a weekend job at a local brewery which i've had for 2 1/2 years. My wife is a teacher at a local private school and she has been there 3 years. We pay our bills on time and are looking for a way to be debt free.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410772	$8,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410772. Member loan 410772 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Boulevard Injury Care Inc, DBA Georgia Medical Massage	Debt-to-income ratio:	3.38%
Length of employment:	5 years 7 months	Location:	Athens, GA

Home town:	Athens
Current & past employers:	Boulevard Injury Care Inc, DBA Georgia Medical Massage
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate most of our credit cards into one loan. I have 5 cards with $11,000 in total balance. My husband has 2 with $3600 total. Some have a very low 3.9% lifetime interest rate and will be maintained. All have over 50% available credit except for 1 card, Advanta, which is going out of business and has cancelled credit privileges. Our credit score is excellent, hers 750, his 720. My husband and I run our own business, a massage therapy clinic in Athens, Ga. we started 5 years ago called Georgia Medical Massage. It is located a couple of blocks from a University of 30,000 students. We have 8 massage therapists. You can check us out on the web by Googling "massage Athens", where we are in second place or by going directly to www.ideservemassage.com. Our income is around 70K per year. Our 1200 sq ft home is also located several blocks from the University and was purchased new 4 years ago. It has a 6.25% mortgage and we just signed initial papers for a 5% refi bringing our payment down to $650 per month. We have a Heloc of 37K at prime with 14K available. We could roll the credit cards into this but would prefer to leave a cushion. We own both of our vehicles outright and have no other loans or obligations. We have been married for 15 years and have no children or dependents so our expenses are quite low. Please email with any additional questions.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$30,746.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410780	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410780. Member loan 410780 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	11.40%
Length of employment:	2 years 11 months	Location:	Queens, NY

Home town:
Current & past employers:	JPMorgan Chase & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a loan to consolidate credit card balances in order to smooth my monthly payment stream and improve my overall interest rate. Reason: Instead of having keep track of several payments a month, I'd rather make one bulk payment, while simultaneously lowering my effective rate. I will not be incurring additional debt with this loan; instead, it will help me eliminate 5 entire credit card balances. About Me: I work in finance in a large global investment bank in a stable sector (our group continues to hire new employees) with a salary of $80k and was recently promoted at the beginning of '09. I have liquid savings of $15k. I have never missed a card/loan payment and track my finances very meticulously.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,014.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410822	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410822. Member loan 410822 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Dept. of General Services	Debt-to-income ratio:	1.49%
Length of employment:	1 year	Location:	CARMICHAEL, CA

Home town:	Sacramento
Current & past employers:	Dept. of General Services, California Highway Patrol
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I will be sending this money overseas to help a family business. Currently they are in a cash crisis which require more money in order to survive. As a family member I feel this would be the only way to see the business continue to exist.

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	49
Revolving Credit Balance:	$2,371.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410925	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410925. Member loan 410925 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Jetblue Airways	Debt-to-income ratio:	18.51%
Length of employment:	6 years 3 months	Location:	South Jordan, UT

Home town:	Salt Lake City
Current & past employers:	Jetblue Airways, All Smiles Dentistry (Current 2nd Job)
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I would like to use the money to consolidate three credit cards into one monthly payment. And then cancel all three credit cards because of the high interest rates. I was able to sell my house about three months ago allowing me to rent instead of paying such a high mortgage payment each month. I have a good credit score the only thing lowering it is these three credit cards. I've been a responsible borrower my whole life my credit report speaks for itself. Being able to obtain this loan would allow me to make 1 monthly payment towards the majority of my debt and allow me to put more of my money to principal instead of interest

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,098.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411092	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411092. Member loan 411092 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	R.R. Donnelley & Sons	Debt-to-income ratio:	8.35%
Length of employment:	1 year	Location:	Danville, KY

Home town:	Danville
Current & past employers:	R.R. Donnelley & Sons, American Tokyo Rope (ATR)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the remaining balance on two credit card balances and for home improvement. I have been married for 33 years with one son, who is currently serving the country in the Air Force. I worked for A.T.R. , a wire manufacturer for 27 years before they went out of business due to the economic downturn. I am currently employed with a publishing company for the past year. I am financially stable and responsible. Looking to payoff some credit card debt and add a sunroom to my home. I am coming to the lending club community to help me build a nice sunroom to enjoy a cold glass of iced tea. I will answer all question from potential lenders at my earliest convience. I thank you for viewing my listing.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,737.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411201	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411201. Member loan 411201 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,242 / month
Current employer:	American Eagle Outfitters Inc.	Debt-to-income ratio:	8.30%
Length of employment:	2 years	Location:	NATRONA HEIGHTS, PA

Home town:	East Pittsburgh
Current & past employers:	American Eagle Outfitters Inc., Ricoh Business Solutions
Education:	University of Pittsburgh-Johnstown

This borrower member posted the following loan description, which has not been verified:

I greatly appreciate you considering my loan request. I have been looking for something like this for the past three years. I moved to NYC right out of college to start working and found it difficult to stay on my feet. I got myself into a substanital amount of debt and now I am working to dig myself out. This loan would help me so much. Thank you!

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,880.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411206	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411206. Member loan 411206 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	City of Richmond	Debt-to-income ratio:	16.25%
Length of employment:	15 years 4 months	Location:	Richmond, VA

Home town:
Current & past employers:	City of Richmond
Education:

This borrower member posted the following loan description, which has not been verified:

CC company just raised rate- want to reduce and pay off.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,821.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411220	$15,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411220. Member loan 411220 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mesquite ISD	Debt-to-income ratio:	4.06%
Length of employment:	7 years	Location:	DALLAS, TX

Home town:	Plattsburg
Current & past employers:	Mesquite ISD
Education:	Southern Methodist University, Amberton University

This borrower member posted the following loan description, which has not been verified:

PREVIOUS:I have two credit cards whose interest rates are high due to spending by a second party. I would like to consolidate these and pay the debt off early. I am a teacher with a solid income and no dependents. I rent, and have a second income during the summers. NEW: I had this loan request listed and was under the impresssion that my bank account waa verified, and unfortunately the lising expired while I was out of town. I am relisting with the same intent and description.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,594.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411233	$22,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411233. Member loan 411233 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	FHI INFO SOLUTIONS INC	Debt-to-income ratio:	20.61%
Length of employment:	1 year 1 month	Location:	LANCASTER, PA

Home town:	MILLVILLE
Current & past employers:	FHI INFO SOLUTIONS INC, VANGUARD Mutual Funds
Education:	Rowan University

This borrower member posted the following loan description, which has not been verified:

The credit card was used for a home improvement work. I always pay my bills on-time. I don't pay late or default.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,294.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 411236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411236	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411236. Member loan 411236 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	OFFICEALLY.COM	Debt-to-income ratio:	12.16%
Length of employment:	3 years	Location:	LAKE FOREST, CA

Home town:	sacramento
Current & past employers:	OFFICEALLY.COM
Education:	American River College

This borrower member posted the following loan description, which has not been verified:

High integrity

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	73
Revolving Credit Balance:	$5,389.00	Public Records On File:	1
Revolving Line Utilization:	28.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411258	$9,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411258. Member loan 411258 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Napa Smith Brewery	Debt-to-income ratio:	23.92%
Length of employment:	3 years	Location:	Napa, CA

Home town:	San Jose
Current & past employers:	Napa Smith Brewery
Education:	City College of San Francisco, Expresion center for new media

This borrower member posted the following loan description, which has not been verified:

I need to get rid of me credit cards. I want to be dept free, but with the amount i owe and the interest they charge it will be a very long time for me to get out of debt. The money will go to pay off my credit cards and cancel them. I have a great job with a great company. This loan will help me to reach my goal of becoming debt free.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	29
Revolving Credit Balance:	$29,330.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411282	$2,150	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411282. Member loan 411282 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	J R Dunn Jewelers	Debt-to-income ratio:	15.01%
Length of employment:	6 years 8 months	Location:	MIAMI, FL

Home town:	Richmond
Current & past employers:	J R Dunn Jewelers, Littman Jewelers
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I will use the money to take my Girlfriend,on a dream vacation to celebrate our 10th anniversary together. I am a very hard working responsible person.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	69
Revolving Credit Balance:	$27,385.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411374	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411374. Member loan 411374 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	Aardvark Painting And Drywall LLC	Debt-to-income ratio:	24.35%
Length of employment:	2 years 5 months	Location:	Lakewood, CO

Home town:	Denver
Current & past employers:	Aardvark Painting And Drywall LLC, Grey Eagle Builders, RH drywall, Burger King
Education:	Metro State University of Denver, Red Rocks Community College, CU of Denver

This borrower member posted the following loan description, which has not been verified:

My name is Steve Hudmon and I am in need of consolidating some of my credit card debt. Two accounts are out of my personal debt and are the two smallest of my debt. The third is from my business credit card account. The business account is registered under my tax ID number and the other two are under my social security number. Again as I have stated in my personal arena of my life I am responsible with my debt and have not let it get to high. My business debt has been accumulated due to the poor market. I own a small painting and drywall company Aardvark Painting and Drywall LLC based in Denver, Colorado. As you know construction was one of the hardest hit industries within the economy. I had to use a lot of my material money to help pay my rent and feed my family during one of the worst 4th and 1st quarters that have been through. I am a responsible business owner with a credit score of 700. What I plan to do with the money is be able to free up my line of credit on the account that has a bill of $8,500 by going back to the pay as you go system that I have a record of doing since 07. By consolidating my credit debt including the two personal accounts this will lower my monthly payments and free up the account that I need in order to purchase the materials to do the job. What makes me a good, reliable person to lend to is the fact that I am a collage educated, 25 year old business owner. I don't know any 25 year old that has a collage education and ownes there own business. I am a highly motivated person who thrives on sucsess. I am very responsible when it comes to my finances and have a good credit score to show for it. I have to be responsible and reliable in order to run a company that grossed closs to $80,000 in its second year. If you will accept my request then I can go on to do what I plan to continue to do which is run my business and support my family. Construction is starting to pick up and May has been the first month since early in the 4th quarter where I am seeing an increase of calls for bids. Again as I have stated I am very responsible and do not like to have to be depedent on a Lender to get my self back on track, but if you let me prove to you, key word being prove because as I have learned nothing is givin to you but you must prove your worth, I belive we could work well toghether. Thank you and I hope to be approved by one of you lenders.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,954.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411425	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411425. Member loan 411425 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	nicholsr industrial sales	Debt-to-income ratio:	3.68%
Length of employment:	10 years 6 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	nicholsr industrial sales, Nichols Industrial Sales Company Inc.
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I am using this loan to convert all my credit cards into one monthly payment

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1970	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,383.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411439	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411439. Member loan 411439 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Independent Electric Supply	Debt-to-income ratio:	5.73%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Florence
Current & past employers:	Independent Electric Supply, Billows Electric Supply
Education:

This borrower member posted the following loan description, which has not been verified:

I have previously requested a loan of 10,000 and have been approved, but I have decided to increase the loan a few dollars to pay off my car as well. Thank you,

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,842.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411440	$3,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411440. Member loan 411440 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.02%
Length of employment:	n/a	Location:	Flint, TX

Home town:	Jackson
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My fiancee and I want to have a really nice wedding but we are coming up a little bit short and would like some help.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,689.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411444	$9,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411444. Member loan 411444 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Google Inc.	Debt-to-income ratio:	9.48%
Length of employment:	2 years 8 months	Location:	Niles, IL

Home town:
Current & past employers:	Google Inc.
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Hi Lending Club Community, I'm looking for a personal loan to pay off a Chase credit card and a Bank of America line of credit. Both banks have raised their APRs and I'm looking to consolidate the debt with a loan from investors such as yourself. I'm a responsible individual w/ a great job who is just looking for more simplicity my life. Thanks for looking!

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,612.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411492	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411492. Member loan 411492 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Delphia Consulting, LLC	Debt-to-income ratio:	5.47%
Length of employment:	7 years 5 months	Location:	Westerville, OH

Home town:	Tallmadge
Current & past employers:	Delphia Consulting, LLC, NEtmap Analytics
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate debt loan

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,546.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411507	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411507. Member loan 411507 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	State of Hawaii/DHS/OYS/HYCF	Debt-to-income ratio:	13.09%
Length of employment:	3 months	Location:	Honolulu, HI

Home town:
Current & past employers:	State of Hawaii/DHS/OYS/HYCF
Education:	Currently working on a PhD at Capella University, Earned Master's Degree in Criminal Justice Administration from Chaminade University

This borrower member posted the following loan description, which has not been verified:

Aloha, I'm in need of $20,000-$25,000 funding to start on a planned business venture. I have had several auto loans and personal loans with banks totaling $4,000-$33,000 and have paid them all on time and in completion. The reason I cannot get a loan from a bank right now is because I have been in a few different jobs in the past 2 years, with gaps in between employment. I also just recently purchased a 2009 vehicle so it looks like I have too much obligation. However, I can afford to pay for the loan, even when my worst luck occurs and my business plan fails.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,790.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411549	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411549. Member loan 411549 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Starbucks Coffee	Debt-to-income ratio:	14.66%
Length of employment:	9 months	Location:	POUND RIDGE, NY

Home town:	Chicago
Current & past employers:	Starbucks Coffee
Education:	Kendall College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,212.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411653	$12,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411653. Member loan 411653 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Central Parking Systems	Debt-to-income ratio:	8.85%
Length of employment:	3 years 6 months	Location:	DAYTONA BEACH, FL

Home town:	Lawton
Current & past employers:	Central Parking Systems
Education:	DBCC

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 3 accounts from wells fargo to stop revolving interest and purchase property for investment.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,759.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411682	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411682. Member loan 411682 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Endeavor Consulting	Debt-to-income ratio:	8.91%
Length of employment:	3 months	Location:	Carnation, WA

Home town:	Ann Arbor
Current & past employers:	Endeavor Consulting, University of Michigan
Education:	University of Michigan, Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

As part of my separation settlement, I am required to pay debt on my ex's credit cards (her debt, not mine). I agreed to this, as well as a sum of cash, which has been already paid, in order to avoid going to court to fight over property. I have managed to pay the cash settlement portion (12K), and, had the process moved more quickly, I could have refinanced and obtained the remaining amount as cash out against my home. However, because of the housing market collapse, I have been unable to refinance after almost a year of attempts to do so. I would like to find the financing so I can close this issue and move on with my life.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,750.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 411685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411685	$9,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411685. Member loan 411685 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	DSWA	Debt-to-income ratio:	16.25%
Length of employment:	3 years	Location:	New Castle, DE

Home town:
Current & past employers:	DSWA, STRATUS BLD SVCS dba
Education:	Wilmington College

This borrower member posted the following loan description, which has not been verified:

WILL SET UP AUTO PAY

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	44
Revolving Credit Balance:	$4,546.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411740	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411740. Member loan 411740 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	houston electric	Debt-to-income ratio:	17.69%
Length of employment:	5 years 2 months	Location:	FAIRMONT, OK

Home town:	Enid
Current & past employers:	houston electric
Education:	Autry Technology Center

This borrower member posted the following loan description, which has not been verified:

thank you for taking the time to look

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 411755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411755	$2,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411755. Member loan 411755 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Silver Lining Investment Properties LLC	Debt-to-income ratio:	17.17%
Length of employment:	2 years 8 months	Location:	Eugene, OR

Home town:
Current & past employers:	Silver Lining Investment Properties LLC, Tucker Built Construction
Education:	Lane Community College

This borrower member posted the following loan description, which has not been verified:

My company is Silver Lining Investment Properties LLC, and we have been in business since 2007 buying and selling residential houses. We buy bank owned houses at .40 to .50 cents on the dollar and then resell them to retail buyers and investors for .80 cents on the dollar. It is great to see new home owners in an affordable house with pre-existing equity. Our company runs about 3 to 5 properties at a time. Since the current credit meltdown our business lines of credit with two of our banks and loan programs have disappeared. We now need to reinvest most of our profits to fund any new properties we purchase, which is fine, but ties up a lot of our cash and is keeping us from expanding our business. This loan would help us with a down payment on a great property deal in Portland, Oregon. We just had an offer accepted by Umpqua Bank for $225,000 and need to put 20% down to get financing or $45,000. We are investing $34,000 of our own cash for the down payment and still need $11,000 to meet the 20% down payment requirement of $225,000. The property is valued at $399,000 which is very conservative market price; two comparables on the same street have sold for about $425,000 in the last 2 months. It is in a great neighborhood by great schools, and it is too good of an opportunity to pass up. -The loan will be paid off in 6 months to 1 year, after the house is sold or refinanced. Thank you for your consideration, Michael Allen Silver Lining Investment Properties LLC Owner

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,687.00	Public Records On File:	1
Revolving Line Utilization:	39.20%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411759	$13,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411759. Member loan 411759 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,753 / month
Current employer:	RGIS Inventory Specialists	Debt-to-income ratio:	13.98%
Length of employment:	4 years 4 months	Location:	NORTH ATTLEBORO, MA

Home town:	Attleboro
Current & past employers:	RGIS Inventory Specialists, Sun Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to pay off some debt that I have and to also move into my own place. I have been with my job for 4.5 years and I have just been offered another job that I will be taking. I make my bill payments every month and would just like to have one payment instead of several. I'm just looking for someone to give me a chance.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,670.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411775	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411775. Member loan 411775 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Priority Jet LLC.	Debt-to-income ratio:	7.23%
Length of employment:	1 year 6 months	Location:	Jackson, GA

Home town:	Houston
Current & past employers:	Priority Jet LLC., Global Data Aviation
Education:	Falcon Flight School

This borrower member posted the following loan description, which has not been verified:

Lender(s), I am a corporate pilot who was unemployed a couple of years ago. I only have credit card debt and a house payment. I would love to pay-off my Credit Card debt but the interest is killing me. Please take some consideration in loaning me some cash to pay this off. I am always on time with my credit card bills. Thank you, Phillip Wolfram

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	21
Revolving Credit Balance:	$13,018.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411779	$18,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411779. Member loan 411779 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,288 / month
Current employer:	Kappa Silk Printing	Debt-to-income ratio:	15.03%
Length of employment:	5 years	Location:	BEVERLY HILLS,, CA

Home town:	korea
Current & past employers:	Kappa Silk Printing
Education:	Seoul University

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,430.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 411798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411798	$7,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411798. Member loan 411798 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	E.M Vanover Piano & Performing Arts Studio	Debt-to-income ratio:	24.96%
Length of employment:	5 years	Location:	Houston, TX

Home town:	Mobile
Current & past employers:	E.M Vanover Piano & Performing Arts Studio, The Motherhood Center, Amore Medical Spa
Education:	University of St. Thomas at Houston

This borrower member posted the following loan description, which has not been verified:

We are currently in the process of trying to sell our home. We are needing some disposable income to help complete the repairs. We hope to pay this back once the home sells.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	10
Revolving Credit Balance:	$571.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411809	$19,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411809. Member loan 411809 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,975 / month
Current employer:	Bureau Veritas	Debt-to-income ratio:	10.54%
Length of employment:	3 years 11 months	Location:	BUFFALO, NY

Home town:	Ft Madison
Current & past employers:	Bureau Veritas, Delaware North Companies, Barrister Info Systems, National City Corp.
Education:	SUNY at Buffalo, Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I will use this loan to pay off and close two revolving accounts (8k and 6k) and pay off two other debts with the rest - i have an excellent work history and excellent pmt history of all my accts for 20+ years.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	13
Revolving Credit Balance:	$30,092.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411870	$19,400	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411870. Member loan 411870 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,327 / month
Current employer:	n/a	Debt-to-income ratio:	23.95%
Length of employment:	n/a	Location:	Saint Louis, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am very determined to get out of debt asap. I could just pay off my debts directly but the interest rates are higher. I have a secure job as a mechanical engineer and I have pretty good income. I have never defaulted on any loans. I have no late payments in my credit. I am a very responsible person when it comes to paying debts. Please feel free to ask any questions you may have. Thank you.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,956.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411897	$4,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411897. Member loan 411897 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	19.11%
Length of employment:	3 years	Location:	Colorado Springs, CO

Home town:	Alexandria
Current & past employers:	Time Warner Cable
Education:	Pikes Peak Community College

This borrower member posted the following loan description, which has not been verified:

Need money for college

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,166.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 411992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411992	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411992. Member loan 411992 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Spot	Debt-to-income ratio:	7.15%
Length of employment:	11 months	Location:	Chicago, IL

Home town:
Current & past employers:	Spot
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate my credit card debts, and have one payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,217.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412023	$20,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412023. Member loan 412023 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Cooper Industries Ltd.	Debt-to-income ratio:	15.90%
Length of employment:	3 months	Location:	Palm Desert, CA

Home town:	Cambridge
Current & past employers:	Cooper Industries Ltd., Quiring Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am a good investment, the money will be paid back ahead of time, and we will both prosper from this union.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	42
Revolving Credit Balance:	$30,965.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412034	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412034. Member loan 412034 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,583 / month
Current employer:	James O. Sanders	Debt-to-income ratio:	14.66%
Length of employment:	7 years	Location:	WAYNE, PA

Home town:	Phoenixville
Current & past employers:	James O. Sanders, Tom Singer
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to get out of debt

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,896.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412144	$5,550	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412144. Member loan 412144 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	trader joes	Debt-to-income ratio:	16.95%
Length of employment:	7 years 2 months	Location:	BELMONT, CA

Home town:	belmont
Current & past employers:	trader joes, Longs Drug Stores
Education:	college of san mateo

This borrower member posted the following loan description, which has not been verified:

I plan on using this loan to pay off a few of credit cards I owe money on. I have been making monthly payments on all of my cards regularly. I have no negative marks and have only made a couple of late payments in the 10 years that I have had credit cards. I have never missed a payment. The cards collectively have just too high of interest rates to get anywhere with the payments I can make. The payments are always above the minimum payment its just not enough. I will of course plan on making larger than minimum payments to you as well. I plan on canceling a couple of them but not all of them because I heard that is bad for your credit. I would really appreciate this loan because I would really like to be able to start enjoying my paycheck someday instead of just paying bills and maybe one day have good enough credit to purchase a home. I have a very secure job at an extremely popular trendy inexpensive grocery store chain that continues to grow especially in these hard times. I have been there for over 7 years. I also had to move back in with my parents after a break up and have no rent to pay. I plan on staying here for at least another year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,192.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412148	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412148. Member loan 412148 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Hackensack Board Of Ed.	Debt-to-income ratio:	17.59%
Length of employment:	2 years	Location:	HACKENSACK, NJ

Home town:	Hackensack
Current & past employers:	Hackensack Board Of Ed.
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

Hi, me and my fiance would like to get married soon, we are very responsible on our monthly payments, the only bills that I have are very minimum, as he pays for rent and or other expenses, my credit score is over 700, these loan will mean the world to me as I will realize my dream wedding with the man I love.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,523.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412158	$24,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412158. Member loan 412158 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Drs. Newman, Blackstock & Assoc	Debt-to-income ratio:	18.47%
Length of employment:	11 months	Location:	Blacksburg, VA

Home town:	Indianapolis
Current & past employers:	Drs. Newman, Blackstock & Assoc, Indiana University
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

Simply looking for a decent loan for a new car purchase.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,598.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412217	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412217. Member loan 412217 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Federal Aviation Administration (FAA)	Debt-to-income ratio:	19.61%
Length of employment:	6 years 6 months	Location:	Pearl City, HI

Home town:	Waimea
Current & past employers:	Federal Aviation Administration (FAA)
Education:	Heald College at Honolulu

This borrower member posted the following loan description, which has not been verified:

Hi, I would like to refinance my loans with a better interest rate. Thanks, Romeo

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,694.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412246	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412246. Member loan 412246 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,585 / month
Current employer:	Principal Financial Group	Debt-to-income ratio:	23.85%
Length of employment:	5 years 2 months	Location:	Leeds, AL

Home town:	Cruger
Current & past employers:	Principal Financial Group
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to expand my pet care franchise by purchasing another established franchise in a nearby market. My business plan calls for $35,000 total investment. I have $10,000 to invest in this project. The additional franchise is $22,000 and my operating budget for the first six months is $13,000. The operating budget will cover marketing expense, the purchase of a new computer and other overhead related to the operation of the two franchises. Fetch! Pet Care is a leader in the pet care industry. With over 200 franchises nationwide we are one of the fastest growing franchise companies in the US. I have over 15 sitters in my market today and the new territory has 8 sitters with an opportunity to expand that number immediately. This is a family owned and operated business. Please share any questions you have and I'll be happy to answer them. Have a great day and thanks for your consideration.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,741.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412286	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412286. Member loan 412286 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Sun State Builders	Debt-to-income ratio:	24.59%
Length of employment:	4 years 1 month	Location:	Tempe, AZ

Home town:	Newport Beach
Current & past employers:	Sun State Builders, DBAC, City of Newport Beach
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan in the amount of $25,000. I have credit card debt that I would like to eliminate, especially since the two that carry high balances just notified me that they will be raising the interest rate in July. I have never been even one day late on these two cards. Currently I pay about $600 a month on various credit accounts and I determined that through a debt consolidation loan at around 11% interest for 5 years, I could pay off this debt and still be able to save half of what I am paying monthly to credit cards. I am a single woman with a good job and own a home in Arizona. The condition of the housing market in AZ is dismal and hence I cannot obtain a home equity loan to pay this debt off. I have been working for my current employer for 4 years and feel confident that my job is secure. 8 years ago I had to declare bankruptcy due to my husband's suicide. He left me with an enormous amount of debt. However, since his passing in 1999, I have purchased 2 homes. I am hoping that you will grant me this personal loan. None of my credit accounts (including my home) have been paid late. I have just let this debt get out of control and need to eliminate it all together. Thank you.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	67
Revolving Credit Balance:	$62,265.00	Public Records On File:	1
Revolving Line Utilization:	68.50%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412289	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412289. Member loan 412289 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	housewife	Debt-to-income ratio:	16.30%
Length of employment:	26 years	Location:	Plano, TX

Home town:	A
Current & past employers:	housewife
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sir This loan will help me in forwarding my working at getting my A.A. degree. I am working at a A.A. in American Sign Language. Thank You Mrs. Dora Harrington

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,340.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412292	$22,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412292. Member loan 412292 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Professional Risk Management Services	Debt-to-income ratio:	15.49%
Length of employment:	3 years 3 months	Location:	SPRINGFIELD, VA

Home town:	Falls Church
Current & past employers:	Professional Risk Management Services
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting this loan to pay off my credit card debt. I have two major credit cards each with interest rate at 25%. I understand that my debt to ratio is very high, but I am applying for this loan to fix that. I have successfully paid of my car loan through Pentagon Federal Credit Union. I fulfill my payments and debts. If granted the loan it will make paying off my credit card a little easier. Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$19,226.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412331	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412331. Member loan 412331 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	n/a	Debt-to-income ratio:	17.94%
Length of employment:	n/a	Location:	WATERTOWN, CT

Home town:	waterbury
Current & past employers:	engineering & plastics
Education:

This borrower member posted the following loan description, which has not been verified:

repairs for house

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,962.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412345	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412345. Member loan 412345 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	U.S.P.S	Debt-to-income ratio:	17.37%
Length of employment:	4 years 2 months	Location:	North Massapequa, NY

Home town:	Pulaski
Current & past employers:	U.S.P.S, sunrise credit
Education:

This borrower member posted the following loan description, which has not been verified:

want to pay off my bills so this way i will only have one bill to pay.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,089.00	Public Records On File:	1
Revolving Line Utilization:	13.80%	Months Since Last Record:	56
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412350	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412350. Member loan 412350 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ReachLocal	Debt-to-income ratio:	10.91%
Length of employment:	2 years 6 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	ReachLocal
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

I have a few credit cards that I'm trying to consolidate into one payment with a relatively low interest rate. Some of them have increased their interest rates without warning and the monthly payments are not reasonable. I have a solid job and want to pay the amount down at a steady rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,685.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412382	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412382. Member loan 412382 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Papercutz, Inc	Debt-to-income ratio:	8.00%
Length of employment:	4 years	Location:	New York, NY

Home town:	Hanover
Current & past employers:	Papercutz, Inc
Education:	Syracuse University, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

This is for the company I am the CEO for: Papercutz. We presently publish such series in comics graphic novels as Nancy Drew, the Hardy Boys and Bionicle with great success. We're expanding most notably with Geronimo Stilton in comics coming this fall. Pre-orders for this new series are the best we've ever had putting our print run at 30,000 for each. You can see more about Papercutz at www.papercutz.com. Right now, however, the expansion is costing us and we are tight and in need of cash to tide us over to that launch. Papercutz has been in business for 4 years and is growing in a field that is growing quickly within publishing. I myself have a good credit rating, very little debt: only a mortgage which is less than 20% of the worth of the home it's on (at present value).

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,283.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412487	$2,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412487. Member loan 412487 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Discovery Communications	Debt-to-income ratio:	23.29%
Length of employment:	1 year	Location:	ALEXANDRIA, VA

Home town:	Tacoma
Current & past employers:	Discovery Communications, Sejersen DPS, Fuel Digital Inc
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am selling my car for a loss to help save money in the long run. This is the beginning of me getting my debt under control and I'm in a 2 car household that uses public transportation 95% of the time so mine is unnecessary and costing me money I don't need to spend. By saving the money of my car and insurance payments this will free up a lot of money to pay off my other debts and move toward a debt free future.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,689.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412529	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412529. Member loan 412529 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Self-employed	Debt-to-income ratio:	22.61%
Length of employment:	5 years	Location:	COLUMBUS, OH

Home town:	Cleveland
Current & past employers:	Self-employed
Education:	Case Western Reserve University, School of Law, Universityof Rochester

This borrower member posted the following loan description, which has not been verified:

I am currently divorcing from a man with poor credit. Accordingly all of the debt is in my name.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,246.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412567	$8,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412567. Member loan 412567 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,289 / month
Current employer:	BP America Production Company	Debt-to-income ratio:	18.87%
Length of employment:	23 years 9 months	Location:	McComb, MS

Home town:	Mccomb
Current & past employers:	BP America Production Company
Education:	Southwest Community College

This borrower member posted the following loan description, which has not been verified:

My daughter has been accepted to the Southern Medical Corporation School of Sonography in Baton Rouge Louisiana. This is a private college with tuition costing $13,000.00 Class room computers are also needed for note taking-- My husband and i are both employed with a nice income, however $13,000 in one lump sum is a little difficult. We would greatly appreciate help with this college tuition. We plan on providing the expenses for living. Sincerely, Allen Turnage

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,168.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412583	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412583. Member loan 412583 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Princeton Animal Hospital	Debt-to-income ratio:	19.96%
Length of employment:	4 years 2 months	Location:	TRENTON, NJ

Home town:	hamilton
Current & past employers:	Princeton Animal Hospital
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

will this be a fixed rate or can you change it at any time

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,833.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412616	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412616. Member loan 412616 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Electro Industries	Debt-to-income ratio:	1.51%
Length of employment:	5 years	Location:	SAN ANTONIO, TX

Home town:	Berbice
Current & past employers:	Electro Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to be free from revolving credit card debt with high interest rates of 23% to 27%. I want to be able to pay off all my debt, knowing in 3 years I can be debt free except for my mortgage.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,374.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412731	$17,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412731. Member loan 412731 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Rotech Healthcare Inc	Debt-to-income ratio:	8.13%
Length of employment:	4 years 2 months	Location:	orlando, FL

Home town:	Valley Stream
Current & past employers:	Rotech Healthcare Inc
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off my credit cards and not use them anymore.. I am looking to pay this off quickly hopefully within a year. I have a great credit score and i have never missed any payments what so ever. Thank you, Christopher

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,001.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412736	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412736. Member loan 412736 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	State of Texas Health and Human Services Commission	Debt-to-income ratio:	13.21%
Length of employment:	1 year 5 months	Location:	dripping springs, TX

Home town:	Dripping Springs
Current & past employers:	State of Texas Health and Human Services Commission
Education:	South Texas College of Law

This borrower member posted the following loan description, which has not been verified:

I am a solidly employed attorney looking to clean up ex-spouse credit card debt following 2004 divorce. My new husband, also an attorney, and I both work in high-profile legal positions with the state of Texas. We have noticed bank lender rates sky rocketing without regard to our excellent payment histories.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,058.00	Public Records On File:	1
Revolving Line Utilization:	73.70%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412743	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412743. Member loan 412743 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The Graduate Center	Debt-to-income ratio:	22.73%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:	New York
Current & past employers:	The Graduate Center, Brooklyn College, YAI/National Institute for People with Disabilities
Education:	The Graduate Center, City University of New York

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to repair my car which I just bought less than 2 months ago from a dealership. The car was in an accident early last week. It was raining hard about 10 minutes prior, and my car slid on an oil slick and even though I hit the brakes, it wouldn't stop. I had to swerve out of the way but it still ended up hitting the car in front of me in the rear. My car sustained a lot of damage in the front. The person's car (which sustained less damage) is being covered by my insurance, but my insurance company is not fully covering my repair expenses. I need my car to travel to school and for research purposes--I am a PhD student approaching my 3rd year and an autism researcher, and I am also a college lecturer. I am a very careful driver, but in this situation, the accident occurred beyond my control because of the oil on the road. I am in desperate need of help, and my credit history shows that I have been extremely responsible regarding paying bills in the last 5 years. The money obtained will go directly to the cost to repair the car, which is currently in the shop. The car will not be released to me unless I pay the total bill up front, which is estimated at $14,000.00. The parts alone for the front are expensive, and they did reduce the estimate by 15% through negotiation before arriving at this figure. I am asking to please be lenient in considering this unexpected circumstance and expense that I am in. I really appreciate your attention to this matter. Sincerely, Tashana Samuel

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,707.00	Public Records On File:	2
Revolving Line Utilization:	34.10%	Months Since Last Record:	44
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 412756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412756	$4,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412756. Member loan 412756 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	PEOPLES HEALTH NETWORK	Debt-to-income ratio:	16.71%
Length of employment:	7 years 1 month	Location:	chalmette, LA

Home town:	new orleans
Current & past employers:	PEOPLES HEALTH NETWORK, The Oath of Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

I am needing a loan to help pay debts that I have. I am a very responsible person that will make my payments on a timely manner.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	62
Revolving Credit Balance:	$11,346.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412790	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412790. Member loan 412790 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	van Dijk Consultants	Debt-to-income ratio:	12.03%
Length of employment:	14 years 5 months	Location:	Pittsburgh, PA

Home town:	Rotterdam
Current & past employers:	van Dijk Consultants
Education:	Ashram College

This borrower member posted the following loan description, which has not been verified:

Expanding our acquisition of unique income producing websites with cross marketing capabilities. Seller is willing to sell website at a multiple of only .76 X cash flow. Monthly NOI around $2,200 Seller will take $20,000 for site. Seller needs cash to start another venture. We own another site that has over a million unique visitors per month that we recently acquired and this immigration (how to site) would be a great cross marketing site for us. More details with respect to our back ground can be supplied upon serious interest in working with us on this and other future projects.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,108.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412805	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412805. Member loan 412805 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Red Dog LLC	Debt-to-income ratio:	17.42%
Length of employment:	8 years	Location:	Rockport, MA

Home town:	Rockport
Current & past employers:	Red Dog LLC, Whole Foods
Education:	RI College

This borrower member posted the following loan description, which has not been verified:

I have been a business owner in the retail / wholesale coffee business for the last 8 years. The "bread and butter" for me has been in the cafe / retail side of the business. We have increased sales in all but one year since opening. Live music, art shows and book sales, sparked an 18% sales growth last year, during some tough economic times. The newest additions to our business are roasting, wholesale and event catering. Along these lines we've decided that the business is in need of a larger truck and I will be purchasing one within a few weeks. I will be trading an existing truck (Citizens Loan $8600) for a larger truck at approximately the same price. My goal is to eliminate high interest debt from three revolving accounts, IE: CitiFinancial, BofA and HSBC, before trading vehicles. The average interest on those cards is 21%. I believe that these accounts have been larger contributors to a mediocre credit score. I am new to this avenue of borrowing. While reading some of the blogging in relation to peer lending, there seemed to be an interesting range of opinion. One that caught my eye was the opinion that only credit challenged folks would opt for this method of financing. I was surprised by that opinion. In my opinion it was refreshing to see an alternative to the traditional bank approach. I'm hoping that in time, this form of lending will only add to the apparent snowballing of localism, community and grassroots momentum, developing in many other endeavors. Please let me know how I can add to this profile. Thanks

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412835	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412835. Member loan 412835 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Echostar Communications	Debt-to-income ratio:	8.63%
Length of employment:	11 months	Location:	Aurora, CO

Home town:	Hyderabad
Current & past employers:	Echostar Communications, Gartner
Education:	University of Bridgeport, CT, USA

This borrower member posted the following loan description, which has not been verified:

I was approved for this loan. Due to technical difficulties I am applying for the loan again.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,023.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412846	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412846. Member loan 412846 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to payoff i credit card and a small loan, convert it into one montly payment.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412882	$7,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412882. Member loan 412882 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	9.17%
Length of employment:	14 years	Location:	Mound, MN

Home town:	Boulder
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

I've managed to pay down over 20K in debt in the past 3 years but now I want it in one payment. (How did I get in that much debt you ask? Ugly divorce.) I have $7200 left and I can hammer that out in the next couple of years. Your help and support would be most appreciated.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,392.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412904	$14,400	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412904. Member loan 412904 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	LifeGas- Linde Gas	Debt-to-income ratio:	12.97%
Length of employment:	4 years	Location:	BRIGHTON, MI

Home town:	Saline
Current & past employers:	LifeGas- Linde Gas, Swift Transportation
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I need to lower the high credit card interest rates that I am paying. I have no trouble making the payments. Consolidating my debt will help me pay it back sooner.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	42
Revolving Credit Balance:	$2,839.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412999	$11,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412999. Member loan 412999 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Service Management Group	Debt-to-income ratio:	16.42%
Length of employment:	3 years 5 months	Location:	GREENWOOD, MO

Home town:	Maywood
Current & past employers:	Service Management Group, United Services Community Action Agency
Education:	Webster University, Pittsburg State University, University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I've been paying off all of my credit card payments on time. My Washington Mutual credit card was recently sold to Chase who has super high interest rates. I want to pay it off and make payments at a lower interest rate. I have a solid job and have paid my mortgage and car payments on time for at least 3 years.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,514.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413010	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413010. Member loan 413010 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$50,000 / month
Current employer:	Goldman Sachs Group	Debt-to-income ratio:	1.03%
Length of employment:	2 years 1 month	Location:	Chicago, IL

Home town:	St. Louis
Current & past employers:	Goldman Sachs Group, Lehman Brothers, Bank One, Household International/HSBC
Education:	University of Chicago Graduate School of Business, University of Missouri-St Louis, Olivet Nazarene University

This borrower member posted the following loan description, which has not been verified:

Last year, my brother and I started our own business based in Columbia, MO with two key business units; one line of business provides raw materials for the second line of business. The first business line is a residential/commercial tree, landscaping and lawn service. The second line of business, sells the raw materials acquired by the first line; namely wood fuel, mulch, firewood and also accepts green waste from individual consumers as well as cities and municipalities. You can visit our website at Braikbrothers.com to learn more about our company. We have been growing rapidly but, have found it difficult to access working capital by conventional measures so, decided to give this a try. I have worked in financial services for the past 13 years. I own a significant amount of residential and rural real estate with an average LTV of approximately 60%. My largest real estate holding is 365acres in rural central MO. The property is appraised at roughly $1.1MM (w/a $650k mortgage). Most local lenders are not willing to increase the LTV on this loan with cash out above 65%. My brother was the Controller/CFO of a family owned tree service in St. Louis for 6 years. During this time he gained an enormous amount of practical, hands on experience into how a successful tree service should be run. We have two certified arborists on staff. One of which is eligible to sit for the Master Arborist certification which requires being a certified arborist for at least 6 years. We have grown from 3 full-time employees when we officially began offering services in September of last year and given the demand for our services in Columbia and St. Louis, MO, currently employ 10 full-time employees. With my brother heading up the day-to-day operations, a professional and well-trained staff to complete the work and my ability to provide personal capital and access to further financing I am very bullish on the prospects for our business. As with any new business access to working capital is a key ingredient to success and I am excited by the opportunities this site may provide. I can be contacted via email (jsbraik@yahoo.com) at any time should you require additional information.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	7
Revolving Credit Balance:	$26,856.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413026	$9,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413026. Member loan 413026 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Robomodo Inc	Debt-to-income ratio:	12.71%
Length of employment:	5 months	Location:	Chicago, IL

Home town:	Seattle
Current & past employers:	Robomodo Inc, Sony, Wizards of the Coast
Education:	DigiPen Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I've had a string of bad luck and big expenses recently, and the only Credit cards I have all have 20%+ APRs. The payments aren't really an issue, but since it will be several months before everything is paid off I am trying to get a lower rate. Events: 1. Recently married, and blew much of my spare liquid assets financing this. I've got three months living expenses in case I lose my job, but not enough to outright pay the costs of the other things listed here. 2. My dog's leg got broken in an accident, and getting it repaired costed substantially more than I thought possible. Most of this money is due to that. http://yfrog.com/5hn290200108286946263j a sad picture of Napoleon at the vet. 3. I was hit by an uninsured driver, and my deducitible was $1000. Additionally I had to replace two tires on my car that weren't covered by my insurance, which ran another $500.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,641.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413036	$9,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413036. Member loan 413036 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	North County Vending	Debt-to-income ratio:	20.69%
Length of employment:	2 years 6 months	Location:	NORTH LAS VEGAS, NV

Home town:	Sacramento
Current & past employers:	North County Vending, Blockbuster Video
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt that I have with four major credit cards. Any help would be greatly appreciated

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,473.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413040	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413040. Member loan 413040 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	John Wiley & Sons Inc	Debt-to-income ratio:	6.40%
Length of employment:	7 years	Location:	Newburgh, NY

Home town:
Current & past employers:	John Wiley & Sons Inc
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I'm asking for up to $12,000 to renovate and prepare one unit in my two-family home for rental. My renovation plans include: new kitchen cabinets and counters; new bathroom tile; new hardwood floor; new finished basement area to be used as storage; Unfortunately, home equity is not enough to complete project. I live in the top unit of the two-family house and plan to use rental income toward paying off the loan and home maintenance expenses.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	37
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413070	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413070. Member loan 413070 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Liberty Plaza	Debt-to-income ratio:	7.35%
Length of employment:	2 years 10 months	Location:	Oakley, CA

Home town:	Oakland
Current & past employers:	Liberty Plaza
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I've been working on paying off my credit card debt for the last couple of years. Since I have automated minimum payments set up for the credit cards with a balance and I also automate other payments out of my checking account, I often find myself having a hard time gauging how much money I have available. My account has been overdrawn on occasion. This loan will allow me to pay off several cards and allow me some leeway with my monthly budgeting. In turn, this should allow me to expand my emergency fund faster and more effectively. Thanks for taking the time to read this.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,572.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413105	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413105. Member loan 413105 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Hotels at Home Worldwide	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	Trenton
Current & past employers:	Hotels at Home Worldwide
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I am Ivy league educated and extremely responsible. I have a full time job in a stable company that I have held for five years. I plan to keep this job for at least another few years. I recently moved into a rent free apartment owned by family in NYC and would like to furnish it without completely draining my bank account in case short term funds are needed for incidentals. I need to have a cash buffer to my name apart from my assets in order to feel comfortable making luxury home improvement purchases. I do not want to be using credit cards for such purchases This money for me will serve the important function of a 'piece of mind loan' - I would rather pay high interest rates here to know that after I make some short term purchases I will still have cash in case of an emergency This is my first time trying something like this so if other information would be helpful please let me know.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413227	$3,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413227. Member loan 413227 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Diebold	Debt-to-income ratio:	23.65%
Length of employment:	5 years 6 months	Location:	Canton, OH

Home town:	Canton
Current & past employers:	Diebold
Education:	Thompson Institute, foley belsaw, Cleveland institute of electronics

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off my school and all my curent bills. I work full time and go to school full time. I live a lone and I am trying to lower the stress in my life. When I was younger I had a problem with credit cards and it messed up my credit. I am much older and wiser and looking for good people to help me in turn I will return the favor. thank you

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$545.00	Public Records On File:	2
Revolving Line Utilization:	90.80%	Months Since Last Record:	40
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413229	$15,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413229. Member loan 413229 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Novartis pharmaceuticals	Debt-to-income ratio:	9.49%
Length of employment:	3 months	Location:	Randolph, NJ

Home town:
Current & past employers:	Novartis pharmaceuticals
Education:	Hacettepe University Medicine

This borrower member posted the following loan description, which has not been verified:

Dear Sir, Madame, I want to consolidate my depths. Appreciate your help. Regards, Alaaddin

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,108.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413237	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413237. Member loan 413237 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Luminant	Debt-to-income ratio:	6.62%
Length of employment:	15 years	Location:	GRANBURY, TX

Home town:
Current & past employers:	Luminant
Education:

This borrower member posted the following loan description, which has not been verified:

Septic will be installed by licensed personnel

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,104.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413254	$2,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413254. Member loan 413254 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	toolbank	Debt-to-income ratio:	24.39%
Length of employment:	5 years	Location:	ATLANTA, GA

Home town:	montgomery
Current & past employers:	toolbank, ToolBank
Education:	University of Alabama

This borrower member posted the following loan description, which has not been verified:

Thank you for considering me for this loan. I am committed to paying down my debt!

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,430.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413261	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413261. Member loan 413261 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Scott and White Hospital	Debt-to-income ratio:	15.21%
Length of employment:	1 year	Location:	JARRELL, TX

Home town:	Glendale
Current & past employers:	Scott and White Hospital, Older Adult Services, Clinical Social Worker for Parkinson's Patients, Floral Designer
Education:	MSW - California State University-San Bernardino (CSUSB), BA - Psych -Azusa Pacific University, Citrus College, Mt. San Antonio College - Floral Design, Texas A & M University System Health Science Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate debt and pay for home repairs.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,376.00	Public Records On File:	1
Revolving Line Utilization:	18.90%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413305	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413305. Member loan 413305 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.28%
Length of employment:	1 month	Location:	GARLAND, TX

Home town:
Current & past employers:	Bank of America
Education:	Texas A & M University at College Station

This borrower member posted the following loan description, which has not been verified:

I just graduated from Texas A&M University, and have accumulated credit card debt during the years. I am planning on paying back my loan within a 1-2 year period. I plan on paying back the loan with my salary I will be receiving from my new job at Bank of America.I am very reliable , and have paid my credit cards on time for over 5 years. Thanks, Kirubel Getachew

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,245.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413360	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413360. Member loan 413360 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Kernel Investments	Debt-to-income ratio:	7.71%
Length of employment:	2 years	Location:	Irvine, CA

Home town:	Taipei
Current & past employers:	Kernel Investments
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Hi my name is Jennifer. I am an importer of fashion accessories and it???s time to bring in more inventory! I have orders I need to fill by August and not enough money to fund the purchase from the factory. I have excellent credit and experience doing this and I am in need of working capital. I have a good profit margin and solid buyers and I rather use Lending Club than any credit card offer since they like to be tricky. Ask me anything you???d like to know and feel good about investing in a good opportunity.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$133,363.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413392	$9,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413392. Member loan 413392 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Wilmington Paper	Debt-to-income ratio:	7.14%
Length of employment:	5 years 7 months	Location:	LINCOLN PARK, NJ

Home town:	Westwood
Current & past employers:	Wilmington Paper, Calvary Temple of Wayne NJ
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks! Iam a very responsible person who always pays her bills & on time.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,928.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 413396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413396	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413396. Member loan 413396 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Military	Debt-to-income ratio:	20.79%
Length of employment:	19 years 3 months	Location:	JUNCTION CITY, KS

Home town:	Denver
Current & past employers:	Military
Education:	TUI

This borrower member posted the following loan description, which has not been verified:

I need some plumbing work.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,038.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413428	$4,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413428. Member loan 413428 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,050 / month
Current employer:	n/a	Debt-to-income ratio:	3.62%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	Huntington Beach
Current & past employers:	UCSD International Center, Ebanista, Inc, Genisys Financial
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

To cover educational expenses not covered by the amount allotted by my FAFSA.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	53
Revolving Credit Balance:	$358.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413432	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413432. Member loan 413432 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	University of Texas at Austin	Debt-to-income ratio:	1.13%
Length of employment:	1 year	Location:	AUSTIN, TX

Home town:	Milwaukee
Current & past employers:	University of Texas at Austin
Education:	University of Wisconsin-Eau Claire, The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

My name is Ashley Ritter and I am a graduate student at the University of Texas. While I am a fully funded student (with an income of about 20,000), I am not paid during the summer months. In our current economy I have found it more difficult than expected to find a summer job, and need to make ends meet. I pay all my bills on time and will have ample income starting in the school year to make all my payments without a problem.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$945.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413452	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413452. Member loan 413452 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$25,000 / month
Current employer:	Interactive Data Corporation	Debt-to-income ratio:	1.48%
Length of employment:	9 years	Location:	beechhurst, NY

Home town:	Palermo
Current & past employers:	Interactive Data Corporation
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

I am interested in 12 to 18month loan for up to $25,000 to finish up some home improvements. My credit rating is in the high seven hundred range.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$28,367.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413454	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413454. Member loan 413454 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	IBM	Debt-to-income ratio:	9.61%
Length of employment:	10 years 5 months	Location:	Austin, TX

Home town:	New York
Current & past employers:	IBM, Computer Associates (CA)
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

My FICO score Equifax FICO?? score: 751 On June 2, 2009 My Transunion score: 729 On June 2, 2009 MY score is above the average score of U.S. consumers and demonstrates to lenders that you are a very dependable borrower. Based on my scores I am looking for the lowest interest rate possible to borrow $6000.00 for elective surgery. Although I do have the money in savings to pay for my surgery I would like to keep my cash on had. I have 28 years of credit history. I'd like to see what my different options are depending on the length of the loan.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,306.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413556	$2,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413556. Member loan 413556 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	City of Billings	Debt-to-income ratio:	13.76%
Length of employment:	10 years 7 months	Location:	billings, MT

Home town:	longview
Current & past employers:	City of Billings, Yellowstone County, Montana
Education:	Harding University; South Texas College of Law

This borrower member posted the following loan description, which has not been verified:

Responsible, reliable, advanced degreed professional with a secure long term employment position needs short term loan to pay hospital diagnostic bills that health insurance will not fully pay.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	29
Revolving Credit Balance:	$45,304.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413628	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413628. Member loan 413628 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Medical Staffing Network	Debt-to-income ratio:	7.55%
Length of employment:	4 years	Location:	Elizabeth, PA

Home town:	Elizabeth
Current & past employers:	Medical Staffing Network, Mercy Hospital of Pittsburgh, Pa
Education:	Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

Would like to pay off high interest credit card debt, approximately 3000 and put glass block windows in my basement

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,245.00	Public Records On File:	1
Revolving Line Utilization:	11.50%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 413655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413655	$6,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413655. Member loan 413655 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,766 / month
Current employer:	Atlantic General Hospital	Debt-to-income ratio:	1.57%
Length of employment:	5 years 3 months	Location:	OCEAN CITY, MD

Home town:	Downingtown
Current & past employers:	Atlantic General Hospital, Fish Tales Bar and Grill, Chili's, Perkins Family Restaurant
Education:	Shippensburg University of Pennsylvania, Salisbury University, Wor-Wic Community College

This borrower member posted the following loan description, which has not been verified:

I have been a Registered Nurse for five years and live in Ocean City MD. I have had a boat slip for two years but no boat! I have found my dream vehicle under unfortunate circumstances. A local woman was recently diagnosed with cancer and she has to sell her "dream boat" and I just happened to be looking. Her 2000, 20 foot Yamaha sport boat is quite a beauty, well maintained and seldom used due to her illness. I am sure the woman and her husband could use the sale proceeds for medical expenses. Last year I obtained the Maryland Safe Boaters certification. I earned my BSN degree from a local university with the help of the Lions Club scholarship and work full time at the local hospital. I financed a car three years ago through Lending Tree and successfully paid the loan in one year. I recently had minor surgery and was able to finance through Capital One Medical Loans and this loan was also paid back in one year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,521.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413663	$2,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413663. Member loan 413663 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	indigo delivery services	Debt-to-income ratio:	1.05%
Length of employment:	10 years	Location:	north bergen, NJ

Home town:	santiago
Current & past employers:	indigo delivery services, aztec
Education:	itesa

This borrower member posted the following loan description, which has not been verified:

Hi the reason I'm requesting this money is to consolidate my credit cards at a better rate, in order to become debt free. Thank you for your interest.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,229.00	Public Records On File:	3
Revolving Line Utilization:	30.00%	Months Since Last Record:	25
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413717	$9,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413717. Member loan 413717 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	Holiday Retirement Company	Debt-to-income ratio:	14.37%
Length of employment:	1 year 1 month	Location:	Portland, OR

Home town:	Clatskanie
Current & past employers:	Holiday Retirement Company
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I have about 25,000 in student loans, and about 20,000 in credit card debt that accrued during college. College was tough for me, I had a long commute and worked full time in the process. I need help to consolidate all my credit card bills into one bill that I can pay off as quickly as possible. I can get loans through banks, but never enough to cover all of the balances, they will only approve 5,000 or 10,000, which doesn't help. I have a good solid job with a reputable company as a staff accountant now. Over 1 year with the company now. My credit is good. With current interest rates, my debt is diminishing at the rate of a crawl. Please help me consolidate this mess with a lower rate. Thank you.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	17
Revolving Credit Balance:	$18,653.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413718	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413718. Member loan 413718 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Bass Pools Inc.	Debt-to-income ratio:	3.60%
Length of employment:	3 months	Location:	Jacksonville, FL

Home town:	Huntington
Current & past employers:	Bass Pools Inc., United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I have been a loyal Chase customer for about four years now. I have never missed or even been late making a payment to them. A few months ago I received a notice that my already high interest rate would be getting even higher. I decided I no longer wanted to be part of a system that punishes its good, loyal, hard working customers. I am requesting this loan to pay off my remaining balances and consolidate my debt. If I receive this loan I will continue to make my payments on time and in full as I have been doing with Chase for the past four years. I have steady employment with Bass Pools in Jacksonville Beach, Florida and take my loan repayment responsibilities very seriously. Thank You, Michael A. Patrick

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,155.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413720	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413720. Member loan 413720 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Foley & Lardner LLP	Debt-to-income ratio:	13.79%
Length of employment:	1 year 3 months	Location:	San Diego, CA

Home town:	Mission Viejo
Current & past employers:	Foley & Lardner LLP
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

To Prospective Future Lenders, I am a working post-college graduate working in the legal industry. Like many of my peers, I've accrued some debt while searching for jobs and everyday living expenses. I plan on returning back to school in a year or so and hoping to pay off this debt in full. My job and income is pretty solid, especially in the intellectual property field. Please help me rid my debt and in return earn a healthy profit for you. Thank you. Danny

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,571.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413725	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413725. Member loan 413725 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Mendota Insurance Company	Debt-to-income ratio:	24.47%
Length of employment:	2 years	Location:	Minneapolis, MN

Home town:	Waupun
Current & past employers:	Mendota Insurance Company, Macy's Inc.
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I can make no excuse for the amount of credit card debt I have. I simply was not budgeting myself well right out of college, and I did not realize how far into debt I was getting myself into. I now have more income and am more responsible. While I can usually make more than the minimum payments, the interest rates are so high, I barely make a dent in my debt. Without this loan, I will not be debt free for at least 5 years, and my savings will suffer as a result. My debt is spread out over 3 high interest credit cards. If I could consolidate my debt into one payment, it would be much more manageable. I always pay my bills on time, and I now have a working budget, so I am not adding to the debt I have. I am a safe investment for you. Thank you for considering me as a borrower.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,193.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413731	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413731. Member loan 413731 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,721 / month
Current employer:	BRPH Architects and Engineers	Debt-to-income ratio:	12.57%
Length of employment:	4 years 2 months	Location:	Melbourne Beach, FL

Home town:	East Patchogue
Current & past employers:	BRPH Architects and Engineers, Vanderweil Engineers
Education:	Lafayette College, SUNY at Stony Brook

This borrower member posted the following loan description, which has not been verified:

I want to consolidate debt and free up money for going back to school. My employer offers tuition reimbursement, but I need money upfront. I've already been accepted in a BS Mechanical Engineering program as a Senior and will start this fall. Thanks.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	23
Revolving Credit Balance:	$17,133.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413761	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413761. Member loan 413761 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	T and D Flooring Inc.	Debt-to-income ratio:	15.39%
Length of employment:	1 year	Location:	LAKELAND, FL

Home town:	Lakeland
Current & past employers:	T and D Flooring Inc., Rapid Surveying Inc., Global Surveying P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

I've never missed a payment on any other loan, card, or bill that I have ever had.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$604.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413777	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413777. Member loan 413777 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Papa Architect P.c.	Debt-to-income ratio:	16.80%
Length of employment:	1 year 2 months	Location:	STATEN ISLAND, NY

Home town:	Staten Island
Current & past employers:	Papa Architect P.c., Reimans Hardware
Education:	New York Institute of Technology-Manhattan Campus

This borrower member posted the following loan description, which has not been verified:

My interest has hit 18% to 21% per card. I feel with a loan of 13% I will be saving hundreds each year and put a time on when I will be debt free. It will also be easier to make one payment instead of four.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,286.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413783	$2,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413783. Member loan 413783 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,250 / month
Current employer:	Temple University Hospital	Debt-to-income ratio:	1.28%
Length of employment:	n/a	Location:	Philadelphia, PA

Home town:
Current & past employers:	Temple University Hospital
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

Dear Sir, I need a loan to finance a used car through a dealership in Shillington, PA. We went to the dealership, test drove the car and had it checked with a qualified mechanic. Everything seems to be fine, but the financing is an issue. I only have about $1500 in my bank and the car is worth $7800 (after tax and tags). We presently have an old car, but it is insufficient for me and my parents. I am a Health Information Management Student at Temple University, Philadelphia. I work part time for 15 hours/week at Temple University Hospital during regular semester. I had been working full time since my summer vacation started and plan to work full time until college reopens in September. Right now I have trouble commuting from work to home, because I have to take 2 buses and a train to reach my college while my parents manage with the one car. I am capable of paying $250/month towards this car loan. I would be grateful if you could lend me some money, I promise to pay it off within the required time frame with interest.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,658.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 413802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413802	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413802. Member loan 413802 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	OCHS	Debt-to-income ratio:	18.65%
Length of employment:	5 months	Location:	WESTMINSTER, CA

Home town:	Torrance
Current & past employers:	OCHS, Boeing Company, Enterprise Rent-A-Car
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt. I have about $5,000 in CC debt, $3,000 in Car loan and $5,000 on recent medical bill. Rather shorten my payments by consolidating my higher interest cards Thank you. I have excellent credit, checked my credit score yesterday and it was at 768

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	45
Revolving Credit Balance:	$8,730.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 413809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413809	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413809. Member loan 413809 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Jamba Juice Company	Debt-to-income ratio:	6.56%
Length of employment:	2 years 5 months	Location:	Emeryville, CA

Home town:	Stevens Point
Current & past employers:	Jamba Juice Company, SalePoint, Inc. - San Diego, Ca
Education:	University of Wisconsin - Stevens Point

This borrower member posted the following loan description, which has not been verified:

I own a home in Thailand where my wife is currently living. We wish to remodel the bathroon and kitchen.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,226.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413818	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413818. Member loan 413818 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	NorthPoint Lending Group, Inc.	Debt-to-income ratio:	7.91%
Length of employment:	19 years	Location:	Glenview, IL

Home town:	Evanston
Current & past employers:	NorthPoint Lending Group, Inc.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Have a few credit cards with rates that have recently been raised by the credit card companies. They are taking advantage of me even though all my payments have been on time. I'm looking to get out of the credit cvards and set up an installment loan of principle and interest to gradually payy off that debt. I have cash reserves which I can use to pay the debt but wish to keep these funds liquid in the event of an emergency. I am a good risk.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$288,037.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413830	$17,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413830. Member loan 413830 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Arthur Jackson Co	Debt-to-income ratio:	9.35%
Length of employment:	3 years 2 months	Location:	Philadelphia, PA

Home town:	maracaibo
Current & past employers:	Arthur Jackson Co
Education:	Saint Joseph's University

This borrower member posted the following loan description, which has not been verified:

I will pay credit cards and auto loan balances.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,412.00	Public Records On File:	1
Revolving Line Utilization:	65.30%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413855	$2,550	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413855. Member loan 413855 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,700 / month
Current employer:	Kraft Land Services	Debt-to-income ratio:	18.35%
Length of employment:	1 year 6 months	Location:	Saint Martinville, LA

Home town:
Current & past employers:	Kraft Land Services
Education:	University of Louisiana at Lafayette, Columbia Southern University

This borrower member posted the following loan description, which has not been verified:

I am currently in the process of furthering my education. The cost of online classes are particularly expensive and I am looking for a loan to defer those costs. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,466.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413858	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413858. Member loan 413858 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,167 / month
Current employer:	chhoung nam	Debt-to-income ratio:	3.43%
Length of employment:	5 years 8 months	Location:	upper darby, PA

Home town:	phnom penh
Current & past employers:	chhoung nam, ryan ly
Education:	pennstate

This borrower member posted the following loan description, which has not been verified:

looking to buy from pravite seller. need loan of 8000

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,029.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413906	$4,700	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413906. Member loan 413906 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	USA Compression	Debt-to-income ratio:	16.44%
Length of employment:	n/a	Location:	Westland, PA

Home town:	Meadville
Current & past employers:	USA Compression, CSI Industries
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get two of my credit cards both with 2000 each, and also my wifes credit card with 650 on it all on one payment and also get some type of better interest rate.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,141.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413920	$4,325	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413920. Member loan 413920 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Kaiser Sunnyside Hospital	Debt-to-income ratio:	13.73%
Length of employment:	31 years 4 months	Location:	Portland, OR

Home town:	Portland
Current & past employers:	Kaiser Sunnyside Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will pay off a high interest capital one credit card recently raised to 17% & 24% even though I have never missed a payment over 8years.I have good credit as well as a 31 years of employment at a local hospital .My husband is on ssa & works part time to pay off his car loan approx 4oo.00 a month. No other outstanding loan but our Mortgage to ing direct bank 181,000 @ 1o16.05 a month . My credit score last checked with experian was 777 Dec 2008.Intereted in monthlyautomatic payments.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,357.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413964	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413964. Member loan 413964 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,125 / month
Current employer:	Yokohama Tire Corporation	Debt-to-income ratio:	18.15%
Length of employment:	1 year 4 months	Location:	COSTA MESA, CA

Home town:	Toledo
Current & past employers:	Yokohama Tire Corporation, Balboa Capital Corporation
Education:	University of Toledo

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to finance a purchase of gold and silver bullion as a personal investment. Of my personal debt, approx 50% accumulated over a period of 3 years as cash contributions to my business, which failed and was dissolved in 2008. The balance represents a down payment for a car and personal purchases. The rates are low, at 4.99% for the largest and smallest balances, and 9.99% for the middle balance. They are consolidated from other cards, and my credit card companies have been diligently lowering my credit limits to match my balances as I pay them off. My credit is clean, with no history of late pays. A loan term of no more than 36 months would be preferable.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,885.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413968	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413968. Member loan 413968 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Game Change Ventures	Debt-to-income ratio:	2.35%
Length of employment:	2 months	Location:	Tucson, AZ

Home town:	Danville
Current & past employers:	Game Change Ventures
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

Hello and thank you for viewing my listing! I am a trustworthy borrower with a strong credit history, fully capable of repaying this loan. I am seeking a loan to fund additional travel and operational expenses related to my startup consulting business, as I will be doing a lot of traveling in the coming months to meet with clients and investors that will fuel the growth of the business. My company helps entrepreneurs get their companies up and running, market their new companies using social media, form strategic partnerships and secure investment capital from angel investors and venture capitalists. I am an experienced entrepreneur who has launched 6 companies, received numerous awards and have been featured in many national publications for my entrepreneurial efforts. I am fully up to date on all payments on any existing credit cards, do not have any fixed auto or mortgage loans to worry about and always pay my debts on time. During my entire credit history, the only late payments I have ever had were a small cable bill and a very small eye doctor bill (both totaling less than $100), that went unpaid for a while because I had moved and did not receive notification that these bills were unpaid until they were already past due. I am a very responsible borrower and take my debt obligations seriously. Thanks again and I look forward to working together!

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,897.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413978	$21,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413978. Member loan 413978 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Verizon Business	Debt-to-income ratio:	13.61%
Length of employment:	10 years	Location:	COLUMBIA, MD

Home town:	Landstuhl
Current & past employers:	Verizon Business, United States Air Force
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

Looking to roll all my debt into one monthly payment. I am currently an employee with Verizon Business as an Engineer and has been with the company for 10 years.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$9,090.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413989	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413989. Member loan 413989 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Johnson's Service Group	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Glendale
Current & past employers:	Johnson's Service Group, Butler Internationa
Education:	Boalt Hall School of Law, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am in need of cash to put down on a purchase of an appartment with huge retures, maybe oppourtunity of a lifetime and can possibly. Due to the current economic condition the seller is lowering they price by 7 million in order to liquidate their assets and we are looking to raise the down payment. This is an instant yield and value play. I am trying to ge to $200K and anything will help. I need this within 15 to 20 days. Interest rate is no issue at this time. I need to get into this deal no matter what. Thanks

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,599.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413990	$8,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413990. Member loan 413990 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Northwest Acc Dist.	Debt-to-income ratio:	6.88%
Length of employment:	3 years 3 months	Location:	Auburn, WA

Home town:
Current & past employers:	Northwest Acc Dist.
Education:	Renton Technical College, Rockwell Institute

This borrower member posted the following loan description, which has not been verified:

Hi there! The purpose of my request is to allow for consolidation of my existing debt. The amount I am requesting will be used to payoff balances and consolidate to one payment as it would be a lot easier to manage and pay down faster as a whole. I am a great candidate for this loan because I have excellent repayment history (never late), established credit history (11 years), a good credit score, gainfully employed and also have a side business. I have used my credit responsibly and would like to paydown my balances as I look to the future. I would rather go with peer to peer lending as I believe the interest rates are better. Also, I would rather give back to individual investors than banks because I now believe this is a better way to do business.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,760.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414017

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414017	$3,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414017. Member loan 414017 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Tapemation Machining Inc.	Debt-to-income ratio:	0.65%
Length of employment:	13 years	Location:	Santa Cruz, CA

Home town:	Elmira
Current & past employers:	Tapemation Machining Inc., US Navy
Education:	Cabrillo College

This borrower member posted the following loan description, which has not been verified:

I'd like to get two dental implants. I don't want to wait for a year, which is what I'd have to do if I saved the money. I have a good and very secure job as a certified tig welder. We make products for aerospace and research.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$332.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414021	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414021. Member loan 414021 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Retired	Debt-to-income ratio:	22.03%
Length of employment:	6 years	Location:	Leesburg, VA

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,780.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414047	$11,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414047. Member loan 414047 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	University of Texas San ANtonio	Debt-to-income ratio:	2.08%
Length of employment:	1 year	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	University of Texas San ANtonio, University of Illinois at Chicago, Georgia Institute of Technology
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

My financial situation is very stable. My monthly bills (including minimum debt payments) consume less than 70% of my net income. I don't have car payments. My only debts are 9 different credit card accounts that I want to consolidate in a single loan. I am a professor at a university, which offers above average job security. My credit score is 711. My credit card debts were qcuired during graduate school. I no longer use credit for anything. I want to maximise my cash flow in order to save for a house down payment. Hence, the refinancing of my debt.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,763.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414048	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414048. Member loan 414048 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	self	Debt-to-income ratio:	3.05%
Length of employment:	4 years 8 months	Location:	Madison, WI

Home town:	Menomonie, WI/Minneapolis
Current & past employers:	self, Goblin Fern Press, BestMark Inc., Victorian Gardens, The Greener Side, Metro Video Productions, self - house cleaning in New York and Virginia 1996-1998, Colonial Williamsburg, Protemps, Byrnes Message Bureau
Education:	University of Wisconsin-Eau Claire, University of Arizona, Madison Area Technical College

This borrower member posted the following loan description, which has not been verified:

Thank you so much for investing in me! I'm a single, full-time, sole-parenting mom of a young son, unexpectedly divorced and struggling. In order to have as much time as possible with him, I clean houses. But now that he's in grade school, I need to start something new, something better. I have several business ideas but no financial room to do anything other than survive week to week. And in this economy, that's getting more and more difficult to do. With this loan, I'll have the breathing room in my finances to get credit cards paid off, set aside an emergency fund and start my new business(es). I'm so excited! Again, thank you for helping to make our lives easier while I work to make our lives better. Sara

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,690.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414069	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414069. Member loan 414069 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,432 / month
Current employer:	beyer farms inc.	Debt-to-income ratio:	0.99%
Length of employment:	8 years 4 months	Location:	VALLEY STREAM, NY

Home town:	Brooklyn
Current & past employers:	beyer farms inc.
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

I will be very greatfull to you if you can please help my dream wedding come true. I have worked at the same company for alittle more than 8 years and will make sure i will pay you on a time every month to pay off this loan as quickly as possible. Thank You sooo much for giving me a chance to hear me out.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	33
Revolving Credit Balance:	$107.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414108	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414108. Member loan 414108 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	GEORGIA TECH UNIVERSITY	Debt-to-income ratio:	0.32%
Length of employment:	15 years	Location:	BEAVERTON, OR

Home town:	EUGENE
Current & past employers:	GEORGIA TECH UNIVERSITY, UNIVERSITY OF OREGON
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

Moving to a new town and need a little help to get there. I've got most of the things situated in going but as I start my new job, I want to be alright financially. Since the cost of living is a little higher than what I expected, I need a little more help.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,479.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414110	$5,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414110. Member loan 414110 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Ryan Alternative Staffing	Debt-to-income ratio:	10.11%
Length of employment:	9 months	Location:	boardman, OH

Home town:	Phoenix
Current & past employers:	Ryan Alternative Staffing, Steel Valley Signs, PetSmart
Education:	DeVry University- Arizona, DeVry University - Ohio

This borrower member posted the following loan description, which has not been verified:

I am a 31 year old college student seeking a degree in Computer Information Systems with a focus on Electronic Medical Record and Health Care Systems. I am currently a College Junior with less than 40 credit hours left to complete in order to graduate. I am currently an intern for GBS corp and work in the development and customer support for NextGen medical record software. I plan on using this loan to expedite my last three semesters at DeVry University, by covering the added cost of additional credit hours. I plan on using the loan to purchase additional software, hardware, books, and supplies that will be necessary to complete senior level projects and classes. I believe I am a good candidate for this loan, because I am employed and have a strong desire to build and maintain a high credit rating. I also believe I am a good candidate because of the potential first year earnings that my degree will yield. I am applying for this loan, because my current lender no longer offers private student loans for DeVry University.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,246.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414112	$9,975	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414112. Member loan 414112 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	7.51%
Length of employment:	n/a	Location:	Bellevue, WA

Home town:
Current & past employers:	Espresso Liquidators of Seattle, Harbour Entries, LLC, Microsoft via Volt Technical, KSTW CW11 Television
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

We need to build out a space to put in a coffee shop. We own our major equipment and have consultants on our team that have experience in the industry and have built multiple shops of their own. The space right now lacks power and needs a overhaul to give it a clean look. This space is located in a busy diverse neighborhood of Seattle, near a college with lots of young adults and professionals walking by to their destination. It is also located next to a bus stop. With the equipment capable of producing 100 lattes approx/hr, we expect to grow a daily following over the first few months of "on the go" commuters. Or also just make it a fun place to spend time for our customers. With the 20+ years of experience and knowledge our consultants have, we expect the return in this location to pay the lender(s) back in good time.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$997.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414145	$21,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414145. Member loan 414145 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Republice Airways, Shuttle America	Debt-to-income ratio:	11.95%
Length of employment:	5 years 6 months	Location:	Pickerington, OH

Home town:	Denver
Current & past employers:	Republice Airways, Shuttle America, The Childrens Hospital of Denver, Great Lakes Airlines, Aircastle International Jet Charter
Education:	University of North Dakota, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

I have a three year old beautiful home. I love upgrading and making my home my life. It has become a true hobby. My next task is to finish the basement. To do this the right way and to not drag the project on for years, I need help with funding the project.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,395.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 414162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414162	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414162. Member loan 414162 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Dialight Corporation	Debt-to-income ratio:	13.60%
Length of employment:	6 months	Location:	Bradley Beach, NJ

Home town:	Boston
Current & past employers:	Dialight Corporation, Department of Commerce (DOC), Romney for President Inc.
Education:	Wheaton College-Norton

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest credit card debt into one monthly payment.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,318.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414165	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414165. Member loan 414165 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,267 / month
Current employer:	Pecan Deluxe	Debt-to-income ratio:	6.40%
Length of employment:	7 years 6 months	Location:	DALLAS, TX

Home town:	Dallas
Current & past employers:	Pecan Deluxe
Education:

This borrower member posted the following loan description, which has not been verified:

I have great credit. NEVER A LATE PAYMENT in my life. My highest interest rate ever on a car loan was 5.85% so I am also familiar with those. Give me a chance, that's all I need.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,513.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414189	$13,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414189. Member loan 414189 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Clean Harbors	Debt-to-income ratio:	9.18%
Length of employment:	6 years 2 months	Location:	HAMPTON, VA

Home town:	Hampton
Current & past employers:	Clean Harbors
Education:	Thomas Nelson Community College

This borrower member posted the following loan description, which has not been verified:

Chase bought my Washington Mutual account and raised my rate! I just want a three year loan to just pay off the account with a lower rate than 14%

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,075.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414203	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414203. Member loan 414203 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	gibson guitar	Debt-to-income ratio:	13.31%
Length of employment:	2 years 6 months	Location:	AUSTIN, TX

Home town:	Conroe
Current & past employers:	gibson guitar, Entercom Radio
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I need this loan to further my education in the business world. I am a college graduate and just getting some specialty certifications so I can take the next step in my career.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,474.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414231	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414231. Member loan 414231 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,708 / month
Current employer:	Sabritec	Debt-to-income ratio:	3.63%
Length of employment:	1 year 6 months	Location:	IRVINE, CA

Home town:	Stockton/Union City
Current & past employers:	Sabritec, Alcon, New United Motors Manufacturing
Education:	Cal Poly, San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

Since I cannot get approved for a motorcycle loan through any banks for silly reasons (one said I didn't have any history for motorcyle loans? And another didn't like how I have 3 student loans opened, 1 is mine and two is for my little brother who i am a co-signer of). My credit score is 739! I have a stable job and make $68K a year, and can definitely afford a motorcycle, but after taxes and paying rent and bills, I can't afford to spend $5000 all once to purchase a motorcycle. I have $500-1000 extra each month that I put away for a rainy day. I found a really nice bike for around $5000 that I would like to purchase (i took out the loan for a little more to cover registration fees and a motorcycle safety class and riding gear). I have a car but I would like to buy a bike to cope with the stressful commute I make to work. Plus i've always wanted a bike! =) So I am hoping you guys can help me out! I will be definitely be able to pay off the loan in 24 months, if not even sooner. Please help me out! I will gladly answer any questions. Thanks for your help in advance!

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$508.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414233	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414233. Member loan 414233 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Shelby County Commission	Debt-to-income ratio:	15.32%
Length of employment:	2 years 3 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	Shelby County Commission, Wattstopper/ Legrand North America
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Seeking to pay-off credit card & replace with installment loan at attractive rate.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	52
Revolving Credit Balance:	$52,275.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414320	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414320. Member loan 414320 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	W South Beach	Debt-to-income ratio:	9.81%
Length of employment:	2 years 6 months	Location:	Miami, FL

Home town:
Current & past employers:	W South Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Personal loan/consolidation of bills

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$147.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414326	$7,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414326. Member loan 414326 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Raven Industries	Debt-to-income ratio:	15.56%
Length of employment:	1 year 6 months	Location:	Sioux Falls, SD

Home town:	Santa Cruz
Current & past employers:	Raven Industries
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I have recently started my own business called Clarence and Alphie's Shaved Ice on a small budget via a personal loan through my bank, minimal credit card usage, a loan from a family member, and my own savings. Though the business is currently up and running, I am interested in consolidating all of my loans and debt into one monthly payment with a low interest rate. An SBA endorsed business plan as well as two years worth of financial projections can be provided to interested lenders. The $9,000 loan request will be used to pay off every penny of accrued debt as well as provide Clarence and Alphie's with a small reserve (approx $1000) for working capital which will be used for vendor fees at high volume events. This is my first business but have an extensive background in such work, including: restaurants, catering, and large event concessions. Please direct any questions concerning this loan to devonadwilliams@gmail.com My interest in using Lending Club at this stage is born out of my complete satisfaction with my first hassle-free experience with the lenders. I have worked very hard my entire life to maintain a superb credit rating and feel that lending institutions such as large banks (whom are currently profiting off of my venture) do not deserve the business after all of the doors they seemed to close on me in my pursuit of becoming a small business owner. I hope to bring my business and payments over to the lenders of Lending Club.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	76
Revolving Credit Balance:	$1,138.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414330	$21,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414330. Member loan 414330 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Coast Construction Co.	Debt-to-income ratio:	18.48%
Length of employment:	1 year	Location:	DANVILLE, CA

Home town:	Eugene
Current & past employers:	Coast Construction Co., The Irvine Company
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

After several years of under-employment, I now have a stable position with a respectable salary in an industry that I love. Living expenses are low and will remain that way for the next few years as my wife and I live rent-free as caretakers of a property owned by her family. My goal is to be out of debt in the next 4 years and having a single payment with a stable interest rate would help immensely. I would like to set-up the payments to be debited automatically from my checking account.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	72
Revolving Credit Balance:	$22,476.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414343	$20,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414343. Member loan 414343 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Big Lots Inc.	Debt-to-income ratio:	21.42%
Length of employment:	4 years 3 months	Location:	Tuscaloosa, AL

Home town:	Savannah
Current & past employers:	Big Lots Inc., Variety Wholesalers Inc, RR Morrison
Education:	Virgina State Community College

This borrower member posted the following loan description, which has not been verified:

We want to start a restaurant. We have found a building and have researched and researched online equipment prices. We think with what we have and 25,000 we could open a nice place that people would come to. My wife loves to cook and has done restaurant work over the years. I am a good at managing. We are hard working people who have worked hard all of our lives and we have worked hard to build up a good credit, but we do not own a home or any land so the banks don't like to talk to us. We promise that we are good for this. It has always been our dream to own our own business. Thank You

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,619.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414363	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414363. Member loan 414363 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Catholic Healthcare West	Debt-to-income ratio:	14.04%
Length of employment:	6 years	Location:	DALY CITY, CA

Home town:	Sanger
Current & past employers:	Catholic Healthcare West, Seton Medical Center
Education:	City College of San Francisco

This borrower member posted the following loan description, which has not been verified:

Hello, In order to be able to raise my retirement contribution to the amount recommended, I have at last managed to adapt to living within my means. I would like this loan so I can further reduce my monthly expenses by eliminating my credit debt to help achieve my retirement goal of ensuring the ability to provide decent living conditions for myself when I'm no longer able to work. I am a good candidate for this loan due to the fact I have excellent credit, as well as having a stable position in health care and a long employment history in the field. Thank you for your time. Renee Hanes

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,081.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414409

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414409	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414409. Member loan 414409 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,717 / month
Current employer:	Perot Systems	Debt-to-income ratio:	21.17%
Length of employment:	2 years 7 months	Location:	Plano, TX

Home town:	Elizabeth City
Current & past employers:	Perot Systems, Univeristy of South Florida, Florida Blood Services, U.S. Navy
Education:	University of Phoenix-Online Campus, Southern College of Optometry

This borrower member posted the following loan description, which has not been verified:

This is a loan to allow my wife to obain a degree and improve her job prospects. This will improve the family income and allow us to pay off debts faster

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$34,866.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414410	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414410. Member loan 414410 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Technica	Debt-to-income ratio:	2.56%
Length of employment:	8 months	Location:	EL PASO, TX

Home town:
Current & past employers:	Technica, Don Beyer Volvo
Education:	EPCC

This borrower member posted the following loan description, which has not been verified:

My husband and I would like to borrow the money in order to make a few home improvements so we can put the house on the market. We intend to repay the loan in full in 3-4 months. We believe that we are good candidates since the last time we borrowed $12,000, we repaid it in one year.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$473.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414452	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414452. Member loan 414452 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,442 / month
Current employer:	rr donnelley hoechstetter plant	Debt-to-income ratio:	18.65%
Length of employment:	14 years 1 month	Location:	pittsburgh, PA

Home town:	Mt. Cisco
Current & past employers:	rr donnelley hoechstetter plant
Education:	Thiel College

This borrower member posted the following loan description, which has not been verified:

Money will be used to consolidate at hopefully a better rate

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,224.00	Public Records On File:	1
Revolving Line Utilization:	40.20%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414481	$3,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414481. Member loan 414481 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,860 / month
Current employer:	Ahwatukee Plastic Surgery	Debt-to-income ratio:	1.22%
Length of employment:	1 year	Location:	PHOENIX, AZ

Home town:	Phoenix
Current & past employers:	Ahwatukee Plastic Surgery, Clinical Associates in Internal Medicine
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my small bills and take some classes to expand my career knowledge. I believe I am a great canidate for this loan because I have a great payment history for my other bills and I besides rent, I don't have any major monthly bills.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$443.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414483	$6,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414483. Member loan 414483 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	DTE Energy Co.	Debt-to-income ratio:	14.13%
Length of employment:	1 year 7 months	Location:	Northville, MI

Home town:	Jackson
Current & past employers:	DTE Energy Co.
Education:	Walsh College of Accountancy and Business Administration

This borrower member posted the following loan description, which has not been verified:

My husband and I were just married last year, and unfortunately ran up a lot of credit card debt paying for wedding expenses and the honeymoon. We were doing okay until the Michigan economy sank and he lost his job. I have a great job with a good salary, but with credit card interest rates its next to impossible to pay my balances down significantly. We are really trying to start a family, but I'm hesitant to start a family with so much credit card debt at such high interest rates. Please help me get a jump start on my new life by ridding myself of my credit cards! Thanks for your help!

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,339.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414516	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414516. Member loan 414516 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,149 / month
Current employer:	charles schwab and co	Debt-to-income ratio:	9.52%
Length of employment:	9 years 11 months	Location:	pasadena, CA

Home town:	sierra madre
Current & past employers:	charles schwab and co
Education:	ucla

This borrower member posted the following loan description, which has not been verified:

looking to finance laptop and books for school

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$831.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 414524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414524	$13,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414524. Member loan 414524 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Plano ISD	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	Dallas, TX

Home town:	Houston
Current & past employers:	Plano ISD, Southern Methodist University
Education:	Texas A & M University at Commerce, Rice University

This borrower member posted the following loan description, which has not been verified:

They say if a man builds a better mousetrap, the world will beat a path to his door. Instead of a mousetrap, I have designed a better candle. My candle uses a proprietary wax formula, a special wick, and a unique pigment that causes the candle to shimmer when the wick is lit. There is nothing like it on the market. In fact, people who have been in the candle business for over 20 years have told me they have never seen anything like it. I have submitted a patent to the US Patent Office to protect the concept. I have secured distribution in states from California to New York. All I need is capital for production and marketing. I have invested over $25,000 in R&D, equipment, and distribution and just need the capital to make and ship the product. I am an experienced entrepreneur, with an engineering degree and an MBA. Also on the team is an experienced marketing manager from a Fortune 500 company.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	43
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 374130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374130	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374130. Member loan 374130 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	DriveCam, Inc.	Debt-to-income ratio:	10.92%
Length of employment:	1 year 5 months	Location:	San Diego, CA

Home town:	Greenbrae
Current & past employers:	DriveCam, Inc., Nokia
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

Hello, I currently have about $20k in high-interest creditcard debt. I would like to refinance this debt at a more favorable interest rate, and in doing so, accellerate the payoff. Currently, I'm paying ~$1000/month and not getting very far. By refinancing the rate down to 8%, I can pay off the debt completely in 3 years with a $630 payment - a big win for me - and you get interest income.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$20,714.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398185	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398185. Member loan 398185 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,542 / month
Current employer:	Deloitte & Touche LLP	Debt-to-income ratio:	10.92%
Length of employment:	8 years 10 months	Location:	Rancho Palos Verdes, CA

Home town:
Current & past employers:	Deloitte & Touche LLP
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Seeking to consolidate debt into a single payment and at a better rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,630.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409146	$11,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409146. Member loan 409146 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	24.22%
Length of employment:	7 years	Location:	Kenmore, NY

Home town:	Buffalo
Current & past employers:
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My husband and I have a personal loan that is currently at 14.99% and are looking to lower the rate to below 10%. The current payments are $500.00 per month and while we are making the payments each month, we would really like to free up some money. We are both employed full time in stable jobs.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,354.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411843	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411843. Member loan 411843 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	General Electric	Debt-to-income ratio:	11.27%
Length of employment:	1 year 6 months	Location:	Simpsonville, SC

Home town:	Glenn Ridge
Current & past employers:	General Electric, Exxon Mobil Corporation
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

Financing purchase of used Ericson 23 sailboat.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,572.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 414374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414374	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414374. Member loan 414374 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,000 / month
Current employer:	Nicene Brands	Debt-to-income ratio:	24.05%
Length of employment:	2 years 2 months	Location:	SAINT LOUIS, MO

Home town:	St Louis
Current & past employers:	Nicene Brands, Bank of America Corp.
Education:	St Louis University

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan, to consolidate my debt. After approval of this loan, I will be paying off the remiander of my car loan balance and all my credit car balances. I anticipate early repayment of this loan, with a performance bonus.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,415.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 414513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414513	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414513. Member loan 414513 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	EMC	Debt-to-income ratio:	5.99%
Length of employment:	4 years 6 months	Location:	New York, NY

Home town:	Pittsburgh
Current & past employers:	EMC, ESS
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

The intent of this loan is to consolidate (3) credit cards to simplify my payment process and hopefully attain a better rate at the same time.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	27
Revolving Credit Balance:	$6,204.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414574	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414574. Member loan 414574 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	Maslow Media	Debt-to-income ratio:	16.89%
Length of employment:	6 years 3 months	Location:	Mount Vernon, NY

Home town:	Brooklyn
Current & past employers:	Maslow Media
Education:

This borrower member posted the following loan description, which has not been verified:

Almost two years ago, I took out a $20,000 loan with Bank of America to consolidate my high interest credit cards. At the time I had just purchased my condo (1st time home buyer) and I needed to renovate and furnish my new home. After almost 18 months of on time payments and extra payments totaling over $10,000, Bank of America refuses to lower my 18.99% interest rate and I've only made a $5000 dent in the principal. They say I'm a risk because of too much unsecured debt. I have 42 payments left on thsi loan and I would like to get a much better interest rate at 36 months. If I can save 2 points on a 3 year loan, it will save me about $3000. Please help. Thanks Mike

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,663.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414668	$19,750	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414668. Member loan 414668 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,490 / month
Current employer:	N/A retired	Debt-to-income ratio:	9.96%
Length of employment:	n/a	Location:	Bisbee, AZ

Home town:	Hopewell
Current & past employers:	N/A retired, AcccentCare, U. S. Marine Corp., UPS/Sonic Air, Zoeco Antiques/ part owner
Education:	U of Arizona

This borrower member posted the following loan description, which has not been verified:

CNN Money rates Mazatlan as one of the top places to invest. We found a house here we can get for $50,000 and have $25.,000. We also have a house valued at $200,000 in Arizona but with the prevailing economic situation, do not want to put it on the market for a year or two. We spend 6 months of the year here and 6 months in the states, due to the ease of living on our incomes. We also have a very valuable piece of art by a well known artist throughout the world which we are contemplating taking to New York in August for auction at Christie's. In the meantime, we are somewhat strapped for additional cash and hoped this would be a viable place to look. Our credit score is quite good. Thank you. John Hampton Posner

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$37,531.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414670	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414670. Member loan 414670 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,602 / month
Current employer:	Smiths	Debt-to-income ratio:	23.83%
Length of employment:	3 months	Location:	LAS VEGAS, NV

Home town:	Las Vegas
Current & past employers:	Smiths, Albertsons, Great Basin Beverage
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to considate my credit cards in order to reduce the interest rates.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414690	$22,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414690. Member loan 414690 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,917 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	15.11%
Length of employment:	18 years 10 months	Location:	New York, NY

Home town:	Flushing
Current & past employers:	Credit Suisse, Salomon Brothers
Education:	SUNY at Stony Brook

This borrower member posted the following loan description, which has not been verified:

I am currently looking to receive this loan to pay off a credit card i currently have at a rate of 29.9%. With the money saved by this loan i plan to pay down other cards I have. I have always paid my bills on time and in almost 20 years of reporting to credit agencies there is not a record of any late or missed payment. I am currently able to make payments at this high rate so there will be no issue whatsoever making payments a lower rate. Please feel free to forward any questions. Thank you for the assistance and opportunity to be a member.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229,400.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414714	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414714. Member loan 414714 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,220 / month
Current employer:	DRS Power & Control Technologies, Inc.	Debt-to-income ratio:	14.47%
Length of employment:	7 years 5 months	Location:	Milwaukee, WI

Home town:	Sussex
Current & past employers:	DRS Power & Control Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Like many other credit card users, I had my three medium-rate cards shifted to maximum interest when the economic downfall hit banks and credit card companies. My previous APRs of 9.99, 11.99, and 18.99 have been increased to 24.24, 29.99, and 29.99 respectively. Having cut all frivolous/big travel/impetuous youthful spending out of my life (and physically cut up the cards themselves!), I am already on the right track to pay off all of my credit card debt entirely in the next few years. However, the doubling of those interest rates has put an even bigger dent in my monthly payments. I'm not having any trouble meeting minimums (I try to pay at least $100 more than the minimum every month), but paying $300+ per month in interest alone makes me feel faint whenever I think about it. Also, I would like to buy a house sometime in the next 3-4 years, so getting my debt taken care of sooner than later has become the top priority in my life. I have never lacked full-time employment and have been at the same job for the past 7.5 years. Save one small medical bill nearly ten years ago, I have never been so much as a minute late with a credit card, loan, or bill payment. I would much rather have a private citizen earn money from the interest that I would pay on a personal loan than to keep shoveling hundreds of dollars into banks (TARP recipients, no less). It would also be very helpful to automatically have one giant payment withdrawn on one date instead of having to schedule several smaller payments on different due dates. With my current financial situation, depending on the interest rate, I should be able to pay off this loan in a year and a half or less. Thanks so much for any help you could provide with this request.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,913.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414728	$3,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414728. Member loan 414728 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ability Beyond Disability	Debt-to-income ratio:	0.52%
Length of employment:	9 years 10 months	Location:	DANBURY, CT

Home town:	Bridgeport
Current & past employers:	Ability Beyond Disability
Education:	Western Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for a move from Connecticut to Baltimore. I am a 32 year old new graduate registered nurse. I have secured a job down there and will be moving in a month to begin my career. I have good credit and I am a very stable and realistic person who has held the same job for the past 9 years. I worked full time while I went to nursing school for the past 4 years. I will be using the money from this loan to be able to afford the cost of moving and the initial start-up cost of getting an apartment.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$619.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414778	$5,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414778. Member loan 414778 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Creative Day Concepts	Debt-to-income ratio:	2.04%
Length of employment:	7 years	Location:	Bakersfield, CA

Home town:	Dallas
Current & past employers:	Creative Day Concepts
Education:

This borrower member posted the following loan description, which has not been verified:

I want to continue my education in business

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,973.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 414852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414852	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414852. Member loan 414852 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Bain & Company	Debt-to-income ratio:	1.27%
Length of employment:	3 years 9 months	Location:	Los Angeles, CA

Home town:	Worcester
Current & past employers:	Bain & Company
Education:	Claremont McKenna College, Harvard Business School

This borrower member posted the following loan description, which has not been verified:

This fall, I will be getting married and moving to Cambridge to get my MBA degree. I will have a bonus from my current job, but it is not paid out until later this year, and I am hoping to use this loan to help out with the moving expenses. My current salary is >$100k/year, and I have approximately $20,000 in savings. I would use this loan as to not dip into those savings. Once we are married, my fiance will be helping with my living expenses while are are in school. I will likely pay the loan off early, when I receive my bonus later this year. Thanks for considering me!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,081.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414860

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414860	$24,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414860. Member loan 414860 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,042 / month
Current employer:	MIRO PRODUCTIONS, INC	Debt-to-income ratio:	18.66%
Length of employment:	7 years 4 months	Location:	MIAMI, FL

Home town:	CUBA
Current & past employers:	MIRO PRODUCTIONS, INC
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

i whant to get marriage and not to used my savings

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	19
Revolving Credit Balance:	$14,301.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414863	$9,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414863. Member loan 414863 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	(based on wife) Oracle Software	Debt-to-income ratio:	3.84%
Length of employment:	10 years 2 months	Location:	MONEE, IL

Home town:	Miami
Current & past employers:	(based on wife) Oracle Software
Education:	St. Joseph's University, Fatima Medical College

This borrower member posted the following loan description, which has not been verified:

I am seeking a moderate sum to assist me in completion of 2 simultaneous degrees, a Masters In Biology with emphasis in Emerging Diseases, and a Medical Doctorate (MD). I have a few expenses which fall outside the Federal Loan auspices while I am completing my degrees and have family expenses which must be met while I am still in school full time. My wife currently works with Oracle Software as a Principle Software support engineer and makes a low 6 figure salary at the moment and has been with them for 10 yrs. Following gradation, I expect that our incomes will increase by 2.5x's as I seek to gain employment immediately following graduation on the MD side as a consultant in pharmaceuticals and/or govt agencies. I seek only a 6 month window following disbursement with interest accumulation added to the principle until done with this Masters in February of 2010. Following that I can begin repayment of the loan. Interest only might be another option we can consider until that time.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	45
Revolving Credit Balance:	$13,586.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414872	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414872. Member loan 414872 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,250 / month
Current employer:	AzoogleAds	Debt-to-income ratio:	3.57%
Length of employment:	3 years	Location:	Palm Coast, FL

Home town:
Current & past employers:	AzoogleAds
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt into a lower interest rate. My credit score is well over 700 with all 3 bureaus and I haven't been late on a payment in many years, so hopefully you will see me as a responsible candidate for this loan. Thanks

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$818.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414952	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414952. Member loan 414952 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,343 / month
Current employer:	Parkway Bank	Debt-to-income ratio:	10.57%
Length of employment:	2 years 6 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Parkway Bank
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I work a fulltime job and I am also a full time student. I need the money to buy myself a bigger car because I am expecting my second child, and to pay off an existing car accident devt that I have pending. I want to make one payment a month and focus on just that one payment rather than making mulitple smaller payments. My credit is in good standing. I am asking for a reasonable price. I have $5,000.00 balances before and always paid on time and paid in full before the term is over! I just need to have a fresh start! I need this car because my car is giving me too many problems, and with a baby on the way I rather save money for the baby rather than putting money on a broken down vechile. Plus, I would like to get rid of debt I have with the accident because it is something I just want off my back!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,308.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414971	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414971. Member loan 414971 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Publix Super Markets	Debt-to-income ratio:	24.54%
Length of employment:	1 year 10 months	Location:	Gainesville, FL

Home town:	Miami Beach
Current & past employers:	Publix Super Markets
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card balances into one loan that is at a reasonable, fixed interest rate (14% and under). Credit card rates fluctuate and are based on the prime rate, not fixed. I have been making good credit card payments and have never missed a payment. My credit score is great, dampened only by the fact that I am only 22 years old. Aside form that, I have been using credit lines and have never missed a payment in the 4 years as a credit using adult. I have significant assets in real estate but they are not liquid enough to be able to use to pay off my credit cards and most banks refuse to use real estate as collateral. I am also a 2009 college graduate and have a steady job that I have had for the last 2 years. I have been promoted with pay raise and am scheduled for another in the next couple of months. In summation, I have the net assets to liquidate my debts but I would rather refinance at a lower, fixed rate so that I can save time and possibly money.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,460.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414997	$17,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414997. Member loan 414997 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Wachovia	Debt-to-income ratio:	6.71%
Length of employment:	3 years	Location:	WEST PALM BEACH, FL

Home town:	Brooklyn
Current & past employers:	Wachovia, Provident
Education:

This borrower member posted the following loan description, which has not been verified:

I would be so happy if i get this property, i have been longing for so long. This is my opportunity to invest in this purchase and call my own someday. I never did something like this on my own, and i am proud for doing. I have been offered to work more hours and guaranteed to make more money. I can afford to pay this debt off, with my present salary, but with the increase it is more of a reason to qualify me for this loan. As you can see from my credit history, i have always maintained my credit in good standing, and will continue to keep it that way.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,782.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415071	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415071. Member loan 415071 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Marfork Processing	Debt-to-income ratio:	17.16%
Length of employment:	15 years	Location:	Bolt, WV

Home town:	Webster Springs
Current & past employers:	Marfork Processing
Education:	West Virginia University at Parkersburg

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to pay a high balance credit card to hopefully get a better rate.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,306.00	Public Records On File:	1
Revolving Line Utilization:	70.20%	Months Since Last Record:	11
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415094	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415094. Member loan 415094 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,603 / month
Current employer:	Dauntless Corporation	Debt-to-income ratio:	0.87%
Length of employment:	4 months	Location:	Fairfax, VA

Home town:	Cambridge
Current & past employers:	Dauntless Corporation
Education:	Masters Degree in Information Technology

This borrower member posted the following loan description, which has not been verified:

I am a 30-something male looking to make the plunge with my girlfriend. I have decided to try and fix up my condo (lived in for 4 years) so that her and I may be able to sell it, and buy a home together. I am requesting $4,000 for new flooring, lighting and kitchen counter tops. (Supplies mostly as my uncle is a general contractor and will be doing the work) I have excellent credit and carry NO BALANCE on any of my credit cards. Thank you for your consideration

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,220.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415129	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415129. Member loan 415129 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	East West Bank	Debt-to-income ratio:	18.35%
Length of employment:	4 years 1 month	Location:	El Monte, CA

Home town:	Saigon
Current & past employers:	East West Bank, Far East National Bank
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

Hi, I recently opened my Chase Credit Card (formerly WAMU) statement and saw that my interest rate had sky rocket to an overall rate of 27%. I don't know how this happened but eversince WAMU was brought by Chase, my interest kept on increasing from month to month. I currently owed about $7,200.00 from my May 2009 statement. I'm hoping to get a loan so I can reduce my finance charges to pay off this card faster. I have other credit cards but their rates ranges from 2.99% to 10%(sears credit card). I just learned of this website over the weekend from a good friend. Since I can recall, I always held a job for long periods of time. Since I became a father 4 years ago, my priorities have changed and I've been trying to pay off all my credit card bills but it's been extremely tough. I never thought having a baby can be this expensive but like I said I'm determine to change my life around and to try to get rid of all my credit card bills. I'm a honest person just living paycheck to paycheck right now so anything I can do to save a little money will help a lot to reduce my bills faster. I've been working eversince I was in Junior High School cleaning classrooms in the summer for extra spending money and working weeknights and weekends to support myself. So if anyone can loan me the money, I would really appreciate it and hopefully I can do the same for others when my situation improves after paying my bills off.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,197.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 241 dated June 10, 2009